    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY  , 1996
                                                        REGISTRATION NO. 2-98755

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933                        [_]
                          PRE-EFFECTIVE AMENDMENT NO.                        [_]
                        POST-EFFECTIVE AMENDMENT NO. 12                      [X]
                                     AND/OR
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940                    [_]
                                AMENDMENT NO. 13                             [X]

                            MARKET STREET FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                               1600 MARKET STREET
                             PHILADELPHIA, PA 19103
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (215) 636-5000

                               ----------------

            LINDA E. SENKER                             COPY TO:
        MARKET STREET FUND, INC.                 STEPHEN E. ROTH, ESQ.
           1600 MARKET STREET                 SUTHERLAND, ASBILL & BRENNAN
         PHILADELPHIA, PA 19103              1275 PENNSYLVANIA AVENUE, N.W.
(NAME AND ADDRESS OF AGENT FOR SERVICE)           WASHINGTON, DC 20004



IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
[_] IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B) OF RULE 485
[_] ON (DATE) PURSUANT TO PARAGRAPH (B) OF RULE 485
[_] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A) OF RULE 485
[_] ON (DATE) PURSUANT TO PARAGRAPH (A) OF RULE 485
[X] 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2) OF RULE 485
[_] ON (DATE) PURSUANT TO PARAGRAPH (A)(2) OF RULE 485

PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS REGISTERED AN INDEFINITE AMOUNT OF SECURITIES. THE REGISTRANT FILED THE 24F-2 NOTICE FOR THE FISCAL YEAR ENDED DECEMBER 31, 1994 ON FEBRUARY 27, 1995.

                     PAGE 1 OF   (EXHIBIT INDEX ON PAGE  ).


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   CROSS REFERENCE SHEET SHOWING LOCATION OF
                           INFORMATION IN PROSPECTUS

                   (PART A AND PART B) REQUIRED BY FORM N-1A

                                     PART A

               FORM N-1A ITEM                           PROSPECTUS CAPTION
               --------------                           ------------------
1.  Cover Page...........................    Cover Page
2.  Synopsis.............................    Not Applicable
3.  Condensed Financial Information......    Condensed Financial Information
4.  General Description of Registrant....    General Description of the Fund;
                                              Investment Objectives and Policies
5.  Management of the Fund...............    Management of the Fund
6.  Capital Stock and Other Securities...    Description of the Fund's Shares
7.  Purchase of Securities Being Offered.    Description of the Fund's Shares
8.  Redemption or Repurchase.............    Description of the Fund's Shares
9.  Legal Proceedings....................    Not Applicable

                                     PART B

             FORM N-1A ITEM                  STATEMENT OF ADDITIONAL INFORMATION
             --------------                  -----------------------------------
10. Cover Page...........................    Cover Page
11. Table of Contents....................    Table of Contents
12. General Information and History......    General Information and History
13. Investment Objectives and Policies...    Investment Policies and
                                              Restrictions
14. Management of the Registrant.........    Management of the Fund
15. Control Persons and Principal Holders
     of Securities.......................    General Information and History;
                                              Management of the Fund
16. Investment Advisory and Other
     Services............................    Investment Advisory and Other
                                              Services
17. Brokerage Allocation and Other
    Practices............................    Portfolio Transactions and
                                              Brokerage Allocation
18. Capital Stock and Other Securities...    Capital Stock
19. Purchase, Redemption and Pricing of
     Securities Being Offered............    Purchase and Redemption of Shares
20. Tax Status...........................    Taxes
21. Underwriters.........................    Other Services
22. Calculation of Yield Quotations of
     Money Market Funds..................    Not Applicable
23. Financial Statements.................    Financial Statements

--------------------------------------------------------------------------------

                            MARKET STREET FUND, INC.
                               1600 MARKET STREET
                        PHILADELPHIA, PENNSYLVANIA 19103

  Market Street Fund, Inc. (the "Fund") is an open-end diversified management investment company commonly known as a mutual fund, currently issuing eight series of common stock representing the Money Market Portfolio, the Growth Portfolio, the Sentinel Growth Portfolio, the Common Stock Portfolio, the Aggressive Growth Portfolio, the International Portfolio, the Bond Portfolio, and the Managed Portfolio (each, a "Portfolio"). Each Portfolio generally operates as a separate fund issuing its own shares.

    The Money Market Portfolio seeks to provide maximum current income consistent with capital preservation and liquidity by investing in high-quality money market instruments. THERE CAN BE NO ASSURANCE THAT THE NET ASSET VALUE OF THE MONEY MARKET PORTFOLIO WILL REMAIN STABLE AT $1.00. AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

    The Growth Portfolio seeks intermediate and long-term growth of capital by investing in common stocks of companies believed to offer above-average growth potential over both the intermediate and the long-term. Current income is a secondary consideration.

    The Sentinel Growth Portfolio seeks long-term growth of capital through equity participation in companies having growth potential believed by its investment adviser to be more favorable than the U.S. economy as a whole, with a focus on relatively well-established companies.

    The Common Stock Portfolio seeks a combination of long-term growth of capital and current income with relatively low risk by investing in common stocks of many well-established companies.

    The Aggressive Growth Portfolio seeks to achieve a high level of long-term capital appreciation by investing in securities of a diverse group of smaller emerging growth companies.

    The International Portfolio seeks long-term growth of capital principally by investing in a diversified portfolio of marketable equity securities of established non-United States companies.

    The Bond Portfolio seeks to generate a high level of current income consistent with prudent investment risk by investing in a diversified portfolio of marketable debt securities.

    The Managed Portfolio seeks to realize as high a level of long-term total rate of return as is consistent with prudent investment risk by investing in stocks, bonds, money market instruments or a combination thereof.

  THERE CAN BE NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS OBJECTIVE.

  This Prospectus describes in detail the investment objectives and policies of the eight Portfolios, and concisely sets forth the information about the Fund that a prospective policyowner ought to know before investing in the Fund. A
Statement of Additional Information dated March   , 1996, which contains further
information about the Fund, has been filed with the Securities and Exchange Commission. This Statement of Additional Information is incorporated by reference into this Prospectus and is available at no charge by writing the Fund at the above address, or calling the Fund at (215) 636-5000.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  This Prospectus should be read carefully and retained for future reference.

                        Prospectus dated March   , 1996

--------------------------------------------------------------------------------

Form 15732A 5.95

                            MARKET STREET FUND, INC.

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Condensed Financial Information...........................................   3
General Description of the Fund...........................................   8
Investment Objectives and Policies........................................   8
  Fundamental Investment Objectives.......................................   8
  Non-Fundamental Investment Policies.....................................   9
  The Money Market Portfolio..............................................   9
  The Growth Portfolio....................................................  10
  The Sentinel Growth Portfolio...........................................  10
  The Common Stock Portfolio..............................................
  The Aggressive Growth Portfolio.........................................  11
  The International Portfolio.............................................  11
  The Bond Portfolio......................................................  13
  The Managed Portfolio...................................................  14
  Risks of Foreign Securities.............................................  14
  Risks of Lower Quality Debt Instruments.................................  15
  Risks of Repurchase Agreements..........................................  15
  When-Issued and Delayed Delivery Securities.............................  16
  Investment in Securities of Other Investment Companies..................  16
  Other Investment Policies...............................................  16
  Additional Information..................................................  16
Management of the Fund....................................................  16
  Growth Portfolio........................................................  16
  Money Market Portfolio..................................................  17
  Sentinel Growth, Common Stock, Bond, Managed and Aggressive Growth
   Portfolios.............................................................  17
  International Portfolio.................................................  19
  Other Expenses..........................................................  19
  Brokerage Allocation....................................................  20
Description of the Fund's Shares..........................................  20
  Characteristics of the Fund's Common Stock..............................  20
  Dividends, Distributions and Taxes......................................  21
  Valuation of Shares.....................................................  21
  Redemption of Shares....................................................  22
Custodian, Transfer and Dividend Disbursing Agent.........................  22

                               ----------------

  NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE INVESTMENT ADVISER, OR THE UNDERWRITER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFER MAY NOT LAWFULLY BE MADE.

                               ----------------

                        CONDENSED FINANCIAL INFORMATION
  The following tables give information regarding income, expenses and capital changes in the Growth, Money Market, Bond, Managed, Aggressive Growth and International Portfolios attributable to a Portfolio share outstanding throughout the periods indicated. The Managed Portfolio commenced operations on December 12, 1985; the Aggressive Growth Portfolio commenced operations on May 1, 1989; the International Portfolio commenced operations on November 1, 1991. The information in the tables has been derived from the financial statements which have been audited by Coopers & Lybrand L.L.P., independent accountants, as stated in their report on the Financial Statements of the Fund which are included in the Statement of Additional Information. The information in the following tables should be read in conjunction with the Financial Statements and related notes. No information is presented for the Sentinel Growth and Common Stock Portfolios because these Portfolios commenced operations on March 1, 1996.

  Selected data for a share of capital stock outstanding throughout the periods:

                                                                  GROWTH PORTFOLIO
                     -------------------------------------------------------------------------------------------------------------
                     01/01/94  01/01/93  01/01/92 01/01/91 01/01/90 01/01/89(A) 01/01/88 01/01/87(B) 01/01/86 01/01/85 02/24/84(C)
                        TO        TO        TO       TO       TO        TO         TO        TO         TO       TO        TO
                     12/31/94  12/31/93  12/31/92 12/31/91 12/31/90  12/31/89   12/31/88  12/31/87   12/31/86 12/31/85  12/31/84
                     --------  --------  -------- -------- -------- ----------- -------- ----------- -------- -------- -----------
Net asset value,
 beginning of
 period...........    $14.09    $13.73    $13.88   $12.08   $13.16    $11.24     $ 9.99    $10.73     $10.18    $7.54     $7.28
                     -------   -------    ------   ------   ------    ------     ------    ------     ------   ------     -----
INCOME FROM
 INVESTMENT
 OPERATIONS:
 Net investment
  income..........       .43       .38       .46      .50      .55       .51        .46       .38        .29      .16       .27
 Net realized and
  unrealized gain
  (loss) on
  investments.....      (.10)      .94       .17     1.71     (.25)     2.87       1.36      (.13)       .86     2.48      (.01)
                     -------   -------    ------   ------   ------    ------     ------    ------     ------   ------     -----
  Total from
   investment
   operations.....       .33      1.32       .63     2.21      .30      3.38       1.82       .25       1.15     2.64       .26
                     -------   -------    ------   ------   ------    ------     ------    ------     ------   ------     -----
LESS DISTRIBU-
 TIONS:
 Dividends to
  shareholders
  from net invest-
  ment income.....      (.41)     (.39)     (.46)    (.41)    (.53)     (.53)      (.43)     (.40)      (.28)    (.00)     (.00)
 Dividends to
  shareholders
  from net capital
  gains...........      (.01)     (.35)     (.32)    (.00)    (.85)     (.93)      (.14)     (.59)      (.32)    (.00)     (.00)
 Dividends to
  shareholders in
  excess of net
  investment
  income(d).......       --       (.22)      --       --       --        --         --        --         --       --        --
                     -------   -------    ------   ------   ------    ------     ------    ------     ------   ------     -----
  Total distribu-
   tions..........      (.42)     (.96)     (.78)    (.41)   (1.38)    (1.46)      (.57)     (.99)      (.60)    (.00)     (.00)
                     -------   -------    ------   ------   ------    ------     ------    ------     ------   ------     -----
Net asset value,
 end of period....    $14.00    $14.09    $13.73   $13.88   $12.08    $13.16     $11.24     $9.99     $10.73   $10.18     $7.54
                     =======   =======    ======   ======   ======    ======     ======    ======     ======   ======     =====
  Total Return....      2.40%     9.43%     4.74%   18.50%    2.39%    30.45%     18.50%     1.64%     11.28%   35.01%     3.57%
RATIOS/SUPPLEMENTAL
 DATA:
 Net assets, end
  of period
  $(000)..........   115,191   109,534    82,881   55,357   35,658    25,954     14,287     7,326      2,214    1,158       581
 Ratios of
  expenses to
  average net
  assets
  (annualized)(e).       .63%      .76%      .79%     .76%     .75%      .72%       .65%      .65%       .65%     .42%      .34%
 Ratios of net
  investment
  income to
  average net
  assets
  (annualized)....      3.10%     2.86%     3.53%    3.91%    4.27%     4.26%      4.52%     3.79%      3.02%    4.24%     4.27%
 Portfolio turn-
  over rate(f)....        63%       51%       35%      28%      47%       60%        32%       78%        41%     102%       63%

--------
(a) On May 1, 1989, the investment advisor was changed from Providentmutual Investment Management Company to Newbold's Asset Management, Inc.
(b) On January 1, 1987, the sub-advisor was changed from Shearson Asset Management to W.H. Newbold's Son & Co., Inc.
(c) Date as of which policyowner funds were first allocated to the Portfolio.
(d) Reinvested in additional shares of the Portfolio.
(e) Annualized expense ratios for the Growth Portfolio before reimbursement of expenses by affiliated insurance company for the years ended December 31, 1994, 1993, 1992, 1991 and 1990 were as follows: 0.67%, 0.76%, 0.82%, 0.98%
    and 1.01%, respectively.
(f) Portfolio turnover rate excludes all securities whose maturities at the time of acquisition were one year or less.

                See accompanying notes to financial statements.

  Selected data for a share of capital stock outstanding throughout the periods:

                                                            MONEY MARKET PORTFOLIO
                     -----------------------------------------------------------------------------------------------------
                     01/01/94 01/01/93 01/01/92 01/01/91 01/01/90 01/01/89 01/01/88 01/01/87 01/01/86 01/01/85 02/24/84(A)
                        TO       TO       TO       TO       TO       TO       TO       TO       TO       TO        TO
                     12/31/94 12/31/93 12/31/92 12/31/91 12/31/90 12/31/89 12/31/88 12/31/87 12/31/86 12/31/85  12/31/84
                     -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -----------
Net asset value,
 beginning of
 period..........      $1.00    $1.00   $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00      $1.00
                      ------   ------   -----    -----    -----    -----    -----    -----    -----    -----      -----
INCOME FROM
 INVESTMENT
 OPERATIONS:
 Net Investment
  Income.........        .04      .03     .03      .06      .07      .08      .07      .06      .06      .07        .08
                      ------   ------   -----    -----    -----    -----    -----    -----    -----    -----      -----
 Total from
  investment
  operations.....        .04      .03     .03      .06      .07      .08      .07      .06      .06      .07        .08
LESS
 DISTRIBUTIONS:
 Dividends to
  shareholders
  from net
  investment
  income(b)......       (.04)    (.03)   (.03)    (.06)    (.07)    (.08)    (.07)    (.06)    (.06)    (.07)      (.08)
                      ------   ------   -----    -----    -----    -----    -----    -----    -----    -----      -----
 Total
  Distributions..       (.04)    (.03)   (.03)    (.06)    (.07)    (.08)    (.07)    (.06)    (.06)    (.07)      (.08)
                      ------   ------   -----    -----    -----    -----    -----    -----    -----    -----      -----
Net asset value,
 end of period...      $1.00    $1.00   $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00      $1.00
                      ======   ======   =====    =====    =====    =====    =====    =====    =====    =====      =====
 Total return....       3.81%    2.59%   3.18%    5.69%    8.00%    9.02%    7.19%    6.14%    6.25%    7.00%      8.15%
                      ------   ------   -----    -----    -----    -----    -----    -----    -----    -----      -----
RATIOS/SUPPLEMENTAL
 DATA:
 Net assets, end
  of period
  $(000).........     21,040   12,506   8,138    7,047    5,411    4,632    4,219    2,914    2,404    2,128        174
 Ratios of
  expenses to
  average net
  assets
  (annualized)(c).      0.55%    0.65%   0.65%    0.53%    0.50%    0.55%    0.65%    0.65%    0.65%    0.42%      0.33%
 Ratios of net
  investment
  income to
  average net
  assets
  (annualized)...       3.86%    2.56%   3.12%    5.49%    7.72%    8.66%    7.03%    6.00%    6.05%    7.44%      7.96%

--------
(a) Date as of which policyowner funds were first allocated to the Portfolio.
(b) Reinvested in additional shares of the Portfolio.
(c) Annualized expense ratios for the Money Market Portfolio before reimbursement of expenses by affiliated insurance company for the years ended December 31, 1994, 1993, 1992, 1991 and 1990 were as follows: 0.59%,
    0.65%, 0.73%, 0.86% and 0.86%, respectively.

                See accompanying notes to financial statements.

  Selected data for a share of capital stock outstanding throughout the periods:

                                                                    BOND PORTFOLIO
                      ------------------------------------------------------------------------------------------------------------
                      01/01/94(A) 01/01/93 01/01/92 01/01/91 01/01/90 01/01/89(B) 01/01/88 01/01/87  01/01/86 01/01/85 02/24/84(C)
                          TO         TO       TO       TO       TO        TO         TO       TO        TO       TO        TO
                       12/31/94   12/31/93 12/31/92 12/31/91 12/31/90  12/31/89   12/31/88 12/31/87  12/31/86 12/31/85  12/31/84
                      ----------- -------- -------- -------- -------- ----------- -------- --------  -------- -------- -----------
Net asset value,
 beginning of
 period...........      $11.21     $10.73   $10.80   $10.04   $10.09    $ 9.89     $10.02   $10.93    $10.23   $ 8.39     $7.68
                        ------     ------   ------   ------   ------    ------     ------   ------    ------   ------     -----
INCOME FROM IN-
 VESTMENT OPERA-
 TIONS:
 Net investment
  income..........         .62        .60      .64      .77      .79       .82        .76      .65       .72      .56       .66
 Net realized and
  unrealized gain
  (loss) on
  investments.....       (1.23)       .48     (.03)     .57     (.05)      .20       (.13)    (.91)      .86     1.28       .05
                        ------     ------   ------   ------   ------    ------     ------   ------    ------   ------     -----
  Total from
   investment
   operations.....        (.61)      1.08      .61     1.34      .74      1.02        .63     (.26)     1.58     1.84       .71
                        ------     ------   ------   ------   ------    ------     ------   ------    ------   ------     -----
LESS DISTRIBU-
 TIONS:
 Dividends to
  shareholders
  from net
  investment
  income..........        (.60)      (.60)    (.68)    (.58)    (.79)     (.82)      (.76)    (.65)     (.72)    (.00)     (.00)
 Dividends to
  shareholders
  from net capital
  gains...........        (.27)      (.00)    (.00)    (.00)    (.00)     (.00)      (.00)    (.00)     (.16)    (.00)     (.00)
                        ------     ------   ------   ------   ------    ------     ------   ------    ------   ------     -----
  Total
   distributions(d).      (.87)      (.60)    (.68)    (.58)    (.79)     (.82)      (.76)    (.65)     (.88)    (.00)     (.00)
                        ------     ------   ------   ------   ------    ------     ------   ------    ------   ------     -----
Net asset value,
 end of period....      $ 9.73     $11.21   $10.73   $10.80   $10.04    $10.09     $ 9.89   $10.02    $10.93   $10.23     $8.39
                        ======     ======   ======   ======   ======    ======     ======   ======    ======   ======     =====
  Total return....       (5.62)%    10.32%    5.95%   13.93%    7.70%    10.57%      6.45%   (2.37)%   16.03%   21.93%     9.24%
RATIOS/SUPPLEMENTAL
 DATA:
 Net assets, end
  of period
  $(000)..........      10,098     10,160    6,710    4,365    3,711     3,311      2,473    1,869       908      465       302
 Ratios of ex-
  penses to aver-
  age net assets
  (annualized)(e).         .68%       .75%     .75%     .63%     .60%      .62%       .65%     .65%      .65%     .41%      .34%
 Ratios of net
  investment
  income to
  average net
  assets
  (annualized)....        6.14%      5.53%    6.34%    7.58%    8.00%     8.28%      7.74%    6.99%     7.01%    9.46%     8.90%
 Portfolio turn-
  over rate(f)....         151%        71%       4%      32%      53%        9%       .13%    1.64%       25%      95%       73%

-------
(a) On March 1, 1993, the investment advisor was changed from ProvidentMutual Management Company, Inc. to Sentinel Advisors Company.
(b) On May 1, 1989, the investment advisor was changed from Providentmutual Investment Management Company to Sigma Asset Management, Inc. (renamed ProvidentMutual Management Company, Inc.)
(c) Date as of which policyowner funds were first allocated to the Portfolio.
(d) Reinvested in additional shares of the Portfolio.
(e) Annualized expense ratios for the Bond Portfolio before reimbursement of expenses by affiliated insurance company for the years ended December 31, 1994, 1993, 1992, 1991 and 1990 were as follows: 0.70%, 0.75%, 0.81%, 0.93%
    and 0.96%, respectively.
(f) Portfolio turnover rate excludes all securities whose maturities at the time of acquisition were one year or less.

                See accompanying notes to financial statements.

  Selected data for a share of capital stock outstanding throughout the periods:

                                                               MANAGED PORTFOLIO
                     --------------------------------------------------------------------------------------------------------
                     01/01/94(A) 01/01/93 01/01/92 01/01/91 01/01/90  01/01/89(B) 01/01/88 01/01/87  01/01/86 12/12/85(C)
                         TO         TO       TO       TO       TO         TO         TO       TO        TO        TO
                      12/31/94   12/31/93 12/31/92 12/31/91 12/31/90   12/31/89   12/31/88 12/31/87  12/31/86  12/31/85
                     ----------- -------- -------- -------- --------  ----------- -------- --------  -------- ----------- ---
Net asset value,
 beginning of pe-
 riod............      $13.27     $12.25   $11.40   $ 9.81   $11.37     $10.63     $10.12   $10.68    $10.03    $10.00
                       ------     ------   ------   ------   ------     ------     ------   ------    ------    ------    ---
INCOME FROM IN-
 VESTMENT OPERA-
 TIONS:
 Net investment
  income.........         .53        .40      .44      .51      .57        .59        .50      .52       .53       .03
 Net realized and
  unrealized gain
  (loss) on
  investments....        (.77)      1.00      .88     1.47    (1.53)       .89        .51     (.55)      .68       .00
                       ------     ------   ------   ------   ------     ------     ------   ------    ------    ------    ---
 Total from in-
  vestment opera-
  tions..........        (.24)      1.40     1.32     1.98     (.96)      1.48       1.01     (.03)     1.21       .03
                       ------     ------   ------   ------   ------     ------     ------   ------    ------    ------    ---
LESS DISTRIBU-
 TIONS:
 Dividends to
  shareholders
  from net
  investment
  income.........        (.49)      (.38)    (.47)    (.39)    (.57)      (.61)      (.50)    (.52)     (.56)     (.00)
 Dividends to
  shareholders
  from net capi-
  tal gains......        (.60)      (.00)    (.00)    (.00)    (.03)      (.13)      (.00)    (.01)     (.00)     (.00)
                       ------     ------   ------   ------   ------     ------     ------   ------    ------    ------    ---
 Total
  distributions(d).     (1.09)      (.38)    (.47)    (.39)    (.60)      (.74)      (.50)    (.53)     (.56)     (.03)
                       ------     ------   ------   ------   ------     ------     ------   ------    ------    ------    ---
Net asset value,
 end of period...      $11.94     $13.27   $12.25   $11.40   $ 9.81     $11.37     $10.63   $10.12    $10.68    $10.03
                       ======     ======   ======   ======   ======     ======     ======   ======    ======    ======    ===
 Total return....       (1.82)%    11.62%   11.96%   20.49%   (8.61)%    14.65%     10.60%   (0.54)%   12.08%      .30%
RATIOS/SUPPLEMENTAL
 DATA:
 Net assets, end
  of period
  $(000).........      29,363     28,984   15,946   12,564   10,197     10,028      8,015    5,991     2,765     1,003
 Ratios of
  expenses to
  average net
  assets
  (annualized)
  (e)............        0.67%      0.80%    0.80%    0.68%    0.65%      0.65%      0.65%    0.65%     0.65%     0.65%
 Ratios of net
  investment in-
  come to average
  net assets
  (annualized)...        4.34%      3.36%    3.88%    4.74%    5.48%      5.74%      4.89%    5.45%     5.29%     6.42%
 Portfolio turn-
  over rate(f)...          75%        89%      32%      51%      47%        23%        35%      47%        5%       --

-------
(a) On March 1, 1993, the investment advisor was changed from ProvidentMutual Management Company, Inc. to Sentinel Advisors Company.
(b) On May 1, 1989, the investment advisor was changed from Providentmutual Investment Management Company to Sigma Asset Management, Inc. (renamed ProvidentMutual Management Company, Inc.)
(c) Commenced operations on December 12, 1985.
(d) Reinvested in additional shares of the Portfolio.
(e) Annualized expense ratios for the Managed Portfolio before reimbursement of expenses by affiliated insurance company for the years ended December 31, 1994, 1993, 1992, 1991 and 1990 were as follows: 0.73%, 0.80%, 0.84%, 0.95%
    and 0.98%, respectively.
(f) Portfolio turnover rate excludes all securities whose maturities at the time of acquisition were one year or less.

  Selected data for a share of capital stock outstanding throughout the periods:

                                             AGGRESSIVE
                                               GROWTH                                         INTERNATIONAL
                                              PORTFOLIO                                         PORTFOLIO
                     ------------------------------------------------------------ ---------------------------------------
                     01/01/94(A) 01/01/93  01/01/92 01/01/91 01/01/90 05/01/89(B) 01/01/94 01/01/93 01/01/92  01/01/91(B)
                         TO         TO        TO       TO       TO        TO         TO       TO       TO         TO
                      12/31/94   12/31/93  12/31/92 12/31/91 12/31/90  12/31/89   12/31/94 12/31/93 12/31/92   12/31/91
                     ----------- --------  -------- -------- -------- ----------- -------- -------- --------  -----------
Net asset value,
 beginning of
 period............    $15.45     $14.72    $16.68   $10.67   $ 9.87    $10.00     $11.87   $ 9.00   $9.74      $10.00
                       ------     ------    ------   ------   ------    ------     ------   ------   -----      ------
INCOME FROM
 INVESTMENT
 OPERATIONS:
 Net investment in-
  come.............      (.01)      (.01)      .03      .08      .03       .09        .05      .06     .08         .01
 Net realized and
  unrealized gain
  (loss) on invest-
  ments............       .01        .77       .38     5.93     1.04       .25       (.02)    3.09    (.81)       (.27)
                       ------     ------    ------   ------   ------    ------     ------   ------   -----      ------
 Total from
  investment
  operations.......       .00        .76       .41     6.01     1.07       .34        .03     3.15    (.73)       (.26)
                       ------     ------    ------   ------   ------    ------     ------   ------   -----      ------
LESS DISTRIBUTIONS:
 Dividends to
  shareholders from
  net investment
  income...........       .00       (.03)     (.07)    (.00)    (.03)     (.09)      (.03)    (.08)   (.00)       (.00)
 Dividends to
  shareholders from
  net capital
  gains............       .00       (.00)    (2.30)    (.00)    (.24)     (.38)      (.24)    (.20)   (.01)       (.00)
                       ------     ------    ------   ------   ------    ------     ------   ------   -----      ------
 Total
  distributions(c).       .00       (.03)    (2.37)    (.00)    (.27)     (.47)      (.27)    (.28)   (.01)       (.00)
                       ------     ------    ------   ------   ------    ------     ------   ------   -----      ------
Net asset value,
 end of period.....    $15.45     $15.45    $14.72   $16.68   $10.67    $ 9.87     $11.63   $11.87   $9.00      $ 9.74
                       ======     ======    ======   ======   ======    ======     ======   ======   =====      ======
 Total return......         0%      5.20%     2.58%   56.33%   10.77%     5.58%       .26%   36.11%  (7.30)%     (2.88)%
RATIOS/SUPPLEMENTAL
 DATA:
 Net assets, end of
  period $(000)....    15,430     12,223     8,029    2,751      772       568     26,212   13,682   6,727       4,979
 Ratios of expenses
  to average net
  assets
  (annualized)(d)..       .86%       .90%      .90%     .79%     .75%      .50%      1.32%    1.50%   1.50%       1.48%
 Ratios of net
  investment income
  to average net
  assets
  (annualized).....      (.10)%     (.07)%     .37%     .80%     .27%     1.00%       .72%     .68%   1.05%        .26%
 Portfolio
  turnover(e)......        60%        60%       18%      95%      27%       32%        32%      37%     35%          1%

--------
(a) On March 31, 1993, the investment advisor was changed from ProvidentMutual Management Company, Inc. to Sentinel Advisors Company.
(b) Commencement of operations.
(c) Reinvested in additional shares of the Portfolio.
(d) Annualized expense ratios before reimbursement of expenses by affiliated insurance company and fee waivers by the administrator were as follows:
    Aggressive Growth Portfolio for the years ended December 31, 1994, 1993, 1992, 1991 and 1990, 0.89%, 0.90%, 1.00%, 1.32% and 2.43%, respectively;
    International Portfolio for the years ended December 31, 1994, 1993, 1992 and the period ended December 31, 1991, 1.32%, 1.50%, 2.65% and 3.40%, respectively.
(e) Portfolio turnover rate excludes all securities whose maturities at the time of acquisition were one year or less.

                See accompanying notes to financial statements.

                        GENERAL DESCRIPTION OF THE FUND

  The Fund was formed as a Maryland corporation on March 21, 1985. It is an open-end diversified management investment company as such terms are defined in the Investment Company Act of 1940 (the "1940 Act").

  As a "series" type of mutual fund, the Fund issues separate classes (or series) of stock currently consisting of the Money Market Portfolio; Growth Portfolio; Sentinel Growth Portfolio, Common Stock Portfolio, Aggressive Growth Portfolio, International Portfolio, Bond Portfolio and Managed Portfolio. Additional Portfolios may be established in the future. An interest in the Fund is limited to the assets of the particular Portfolio in which shares are held, and shareholders of each Portfolio are entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains in the investment of such Portfolio.

  Other than the shares sold to Provident Mutual Life Insurance Company ("Provident Mutual") to seed the Managed, Aggressive Growth and International Portfolios, and to National Life Insurance Company ("NLIC") of Montpelier, Vermont to seed the Sentinel Growth and Common Stock Portfolios, the Fund's shares will be sold only to separate accounts of insurance companies to serve as the investment medium for variable life insurance policies and variable annuity contracts. Owners of such contracts ("Policyowners") should consider that the investment return experience of the particular Portfolio they select will affect the value of the contract and the amount of benefits received under a contract. See the attached Prospectus for the contracts and the description of the relationship between increases and decreases in the net asset value of Fund shares (and any distributions on such shares) and the benefits provided under a contract.

  Currently, the shares of the Fund are sold to variable life and variable annuity separate accounts of Provident Mutual and Providentmutual Life and Annuity Company of America and to variable life insurance separate accounts of NLIC. In the future, shares may also be sold to separate accounts of other insurance companies to fund variable annuity as well as variable life insurance contracts. The Fund's Board of Directors will monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto.

                       INVESTMENT OBJECTIVES AND POLICIES

FUNDAMENTAL INVESTMENT OBJECTIVES

  The following investment objectives are fundamental and may not be changed without the approval of the holders of a majority of the outstanding voting shares, as that term is defined under the 1940 Act, of each Portfolio affected.

  The fundamental investment objective of the Money Market Portfolio is to provide maximum current income consistent with capital preservation and liquidity.

  The fundamental investment objective of the Growth Portfolio is to achieve intermediate and long-term growth of capital. A reasonable level of income is an important objective, although not the primary objective.

  The fundamental investment objective of the Sentinel Growth Portfolio is to achieve long-term growth of capital.

  The fundamental investment objective of the Common Stock Portfolio is to seek a combination of long-term growth of capital and current income with relatively low risk.

  The fundamental investment objective of the Aggressive Growth Portfolio is to achieve a high level of long-term capital appreciation.

  The fundamental investment objective of the International Portfolio is to achieve long-term growth of capital principally through investments in a diversified portfolio of marketable equity securities of established non-United States companies.

  The fundamental investment objective of the Bond Portfolio is to generate a high level of current income, consistent with prudent investment risk.

  The fundamental investment objective of the Managed Portfolio is to realize as high a level of long-term total rate of return as is consistent with prudent investment risk. Total rate of return consists of current income, including dividends, interest and discount accruals, and capital appreciation.

  There is no assurance that these objectives will be realized.

NON-FUNDAMENTAL INVESTMENT POLICIES

  The following investment policies are not fundamental to the Fund and may be changed without a shareholder vote, except as otherwise stated in this Prospectus or in the Fund's Statement of Additional Information.

THE MONEY MARKET PORTFOLIO

  The Money Market Portfolio will pursue its investment objective by investing in money market instruments meeting specified quality standards. This Portfolio may invest in the following:

    U.S. GOVERNMENT SECURITIES: This Portfolio may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities maturing in thirteen months or less from the date of purchase. U.S. Government Securities, such as Treasury Bills, Notes and Bonds, are supported by the full faith and credit of the United States; however, other government securities are supported by the right of the issuer to borrow from the Treasury, and others are supported only by the credit of the instrumentality;

    BANK OBLIGATIONS AND INSTRUMENTS SECURED THEREBY: This Portfolio may invest in negotiable certificates of deposit, including variable rate certificates of deposit, bankers acceptances, and other obligations if they are obligations of a domestic bank or a foreign branch of a domestic bank subject to regulation by the U.S. Government and having total assets of $1 billion or more, or up to 10% of the total assets of the Portfolio in certificates of deposit issued by banks and savings and loan associations having assets of less than $1 billion if the principal amount of each such certificate of deposit is fully insured by the Federal Deposit Insurance Corporation. For purposes of this section, the term "bank" includes commercial banks and savings banks;

    COMMERCIAL PAPER: This Portfolio may invest in unsecured promissory notes issued by corporations to finance short-term credit needs.

    OTHER CORPORATE DEBT OBLIGATIONS: This Portfolio may invest in outstanding non-convertible corporate obligations (e.g., bonds and debentures) which were not issued as short-term obligations but which have thirteen months or less remaining until maturity and which the Adviser under the supervision of the Board of Directors determines present minimal credit risks, provided that such obligations are, at the time of acquisition, rated AA/Aa or better by Standard & Poor's Corporation ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's").

    REPURCHASE AGREEMENTS: Investments may be made in repurchase agreements with Federal Reserve System banks or with dealers in U.S. Government securities under which this Portfolio acquires the ownership of a security and the seller agrees to repurchase it at a mutually agreed upon price and date; and

    OTHER OBLIGATIONS: This Portfolio may also purchase obligations other than those listed above if the obligation is accompanied by a guarantee of principal and interest, provided that the guarantee is that of a bank or corporation whose certificates of deposit or commercial paper otherwise could be purchased by this Portfolio; such obligations and guarantees must be due within twelve months or less from the date of purchase.

  This Portfolio may only invest in U.S. dollar-denominated instruments maturing in thirteen months or less which Providentmutual Investment Management Company ("PIMC" or the "Adviser") under the supervision of the Board of Directors determines present minimal credit risks and which, at the time of acquisition, generally are either:

    1. rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSRO"); or

    2. rated in one of the two highest rating categories by only one NRSRO if that NRSRO is the only NRSRO that has rated the instrument or issuer; or

    3. in the case of an unrated instrument, determined by the Adviser under the supervision of the Board of Directors to be of comparable quality to either of the above; or

    4. issued by an issuer that has received a rating of the type described in 1 or 2 above on other securities that are comparable in priority and security to the instrument.

  The Money Market Portfolio should be subject to relatively little market or financial risk because it invests in debt obligations that are considered to be of high quality and that have a short time period until maturity. However, this Portfolio may be subject to a high level of income volatility. No portfolio turnover rate can be calculated for this Portfolio due to the short maturities of the instruments purchased.

THE GROWTH PORTFOLIO

  The Growth Portfolio will pursue its investment objective by investing primarily in common stocks of carefully selected companies believed to offer above-average growth potential over both the intermediate and long-term. This Portfolio will purchase securities only in companies that have reached a minimum level of sales/revenue of $50 million and have profitable operations (as measured by having net income before nonrecurring gains or losses). Most of the time, the common stocks purchased by the Growth Portfolio will be listed on national securities exchanges. Smaller amounts, not exceeding 20% of the total assets of this Portfolio, may be used to purchase stocks that are traded over-the-counter.

  Investments in common stocks necessarily entail taking greater risks than are found in other Portfolios. An investment in any stock is subject to the risk that the stock market as a whole may decline, thus depressing the stock's price (market risk), or that the price of a particular company's stock may decline due to the company's financial results (financial risk). Results of the Growth Portfolio will be affected by management's ability to anticipate changes in economic conditions and financial markets.

  The Growth Portfolio will retain a flexible approach to the investment of funds and the Portfolio composition will vary with the economic outlook. Therefore, when current cash needs or market or economic conditions warrant, this Portfolio may maintain a portion of its assets in short-term U.S. Government securities, commercial paper and other money market instruments, as deemed appropriate. At any given time, this Portfolio may also have investments in convertible preferred stocks or convertible debt instruments, as well as nonconvertible debt obligations. The annual portfolio turnover rates of this Portfolio for 1995 and 1994 were % and 63%, respectively.

THE SENTINEL GROWTH PORTFOLIO

  The Sentinel Growth Portfolio will pursue its investment objective by investing in equity securities of well-established companies having growth potential believed by its investment adviser to be more favorable than that of the U.S. economy as a whole. In the investment adviser's judgment, such companies generally have favorable growth potential and experienced managements. Under normal market conditions, this

Portfolio will be fully invested in common stocks and securities convertible into common stocks; however, the Portfolio may temporarily retain cash or invest in fixed-income securities. The investment adviser does not use income as a factor in selecting Portfolio investments.

  In selecting securities for the Sentinel Growth Portfolio, the investment adviser favors growth potential over portfolio diversification. If the investment adviser believes it to be appropriate, up to 25% of the value of the Portfolio's total assets may be invested in securities of companies within a single industry.

THE COMMON STOCK PORTFOLIO

  The Common Stock Portfolio will pursue its investment objective by investing in the common stocks of a diversified group of well-established companies. The Portfolio's investment adviser selects securities based on the quality of the issuer and the adviser's appraisal of a stock's price in relation to its value. When appropriate, the Portfolio also may invest in preferred stocks or debentures convertible into common stocks.

THE AGGRESSIVE GROWTH PORTFOLIO

  The Aggressive Growth Portfolio will pursue its investment objective by investing in:

    (1) Investments in new securities issues being offered to the public for the first time; investments to be made through primary or secondary offerings and in the open market following completion of such offerings;

    (2) Investments in new or emerging industries; and

    (3) Investments in new or unseasoned companies having earnings and appreciation potentials which, in the judgment of management, are better than average.

  In following the above policies, emphasis will be placed on new issues, limited, however, to 5% of the value of the assets of the Portfolio in companies having less than three years' operations. All securities selections will be made on the basis of their capital appreciation potential without restriction as to type of security to be purchased. Substantially all of the assets of the Portfolio will be invested in common stocks or in securities convertible into common stock. In addition, interim investments in short-term debt securities may be made so as to receive a return on otherwise idle cash. However, if the Fund's management anticipates a general market decline, a portion, or all, of the assets of the Portfolio may be, for temporary defensive purposes, invested in cash, fixed income securities, interest bearing short-term debt instruments, or defensive type of common stocks if, in the opinion of management, economic, market or other relevant conditions at the time so warrant.

  Investments in securities directed toward capital growth, the purchase of new issues and investments in new or emerging industries may at times entail above-average risks. The investment goals and policies may also produce a higher than average portfolio turnover rate; this may result in correspondingly increased brokerage expense acquisition costs to the Portfolio. The annual portfolio turnover rates of this Portfolio for 1995 and 1994 were % and 60%, respectively.

  It is not the policy of the Portfolio to engage in short-term trading; however, the management reserves the right to dispose of securities without regard to the length of time they have been held if in the opinion of management such action seems advisable where a security's current market price appears likely to be subject to substantial short-term movement.

THE INTERNATIONAL PORTFOLIO

  The International Portfolio will pursue its investment objective by investing in a diversified portfolio of marketable equity securities of established non-United States companies. The Portfolio may, however, also invest in convertible or debt securities. These securities shall be rated as investment grade securities (Baa or higher by Moody's or BBB or higher by Standard & Poor's). To the extent that any convertible or debt security is not rated by such agency, Providentmutual Investment Management Company (the "Adviser"), with the consultation of The Boston Company Asset Management, Inc. (the "Sub-Adviser"), will evaluate a non-rated security to determine its comparable quality.

  The Portfolio will invest at least 75% of the value of its investment portfolio in securities of companies organized outside the United States. The remaining 25% may be invested in companies organized in the United States having their principal activities and interests (i.e., at least 50% of assets and/or revenues) outside the United States.

  Consistent with the Portfolio's investment goal of long-term growth of capital, the Portfolio will invest in the equity securities of companies based in a number of countries other than the United States that the Adviser or Sub-Adviser believes have potential for long-term capital growth. Under normal conditions the Portfolio will invest in companies domiciled in at least five countries other than the United States. However, this maximum is reduced to at least four different foreign countries when foreign country investments comprise less than 80% of the Portfolio's net asset value. Generally the Portfolio will not invest more than 20% of its total assets in any one particular country; however, under certain economic and business conditions the Portfolio may invest up to 35% of its total assets in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or West Germany.

  The investment program is expected to produce only modest current income and such income will not be a basic part of the Portfolio's objective but will be merely incidental. There can be no assurance that the Portfolio will in fact achieve its investment goal.

  The majority of the Portfolio transactions will be executed on established stock exchanges or in the over-the-counter market in the country in which the investment is being made. The Portfolio will also purchase sponsored American Depository Receipts ("ADRS"), which represent foreign securities traded on United States exchanges or in the over-the-counter market and European Depository Receipts ("EDRS"), in bearer form, which are designed for use in European securities markets. ADRS are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. Generally, ADRS are in registered form. Investment in ADRS has certain advantages over direct investment in the underlying foreign securities since:
(i) ADRS are generally U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRS are subject to the same auditing, accounting and financial reporting standards as domestic issuers.

  In order to expedite settlement of transactions and to minimize currency value fluctuations, the Portfolio may purchase foreign currencies and/or engage in forward foreign currency transactions. For greater detail, reference is made to the material under the caption "Foreign Currency Transactions" in the Statement of Additional Information.

  In analyzing companies for investment, the Adviser or Sub-Adviser will emphasize, among other things, the selection of common stocks in growing companies selling at modest price earnings ratios. Important criteria for the selection of companies are: products or services filling special niches and basic economic needs; sound financial conditions; and good managements with effective market and product development programs.

  Under abnormal economic or market conditions abroad, the Portfolio, for temporary defensive purposes, may invest all or a major portion of its assets in United States government obligations or investment grade fixed income securities of companies organized in and having their principal activities and interests in the United States.

  The portfolio turnover rates of this Portfolio for 1995 and 1994 were % and 32%, respectively.

  It is not the policy of the Fund to engage in short-term trading; however, management reserves the right to dispose of securities without regard to the length of time they have been held if in the opinion of management such action seems advisable where a security's current market price appears likely to be subject to a substantial short-term upward or downward movement.

THE BOND PORTFOLIO

  The Bond Portfolio will pursue its investment objective by investing in a diversified portfolio of marketable debt securities. It generally will not acquire securities of companies in any one industry if, immediately after giving effect to any such acquisition, more than 25% of the value of its total assets would be invested in such industry; provided, however, that this Portfolio may invest up to 75% of the value of its total assets in any or all of the electric, gas and telephone utility industries. This Portfolio would invest more than 25% (but not more than 75%) of its assets in the electric, gas and/or telephone utility industries only if it is determined that the spread between the yields on such industry securities and Treasury notes and/or bonds is historically high and that obligations having comparable maturity, yield and quality of issuers in other industries are not available. No one aspect of the electric, gas or telephone utility industries will be emphasized.

  This Portfolio will purchase only those corporate debt securities which are issued by U.S. or Canadian corporations and governmental securities, domestic and foreign. It is this Portfolio's present intent to purchase principally those governmental securities which are issued or guaranteed by the U.S. Government and its agencies or instrumentalities and by the Government of Canada or any Canadian province, municipality or governmental agency thereof. Canadian and other foreign governmental securities will be purchased only if they are payable in U.S. dollars. The purchase of foreign government securities could involve risks not associated with investing in domestic issuers. Among others, there may be risks from political and economic instability in the country involved, and foreign securities may be less liquid than domestic securities. Moreover, there may be less publicly available information about a foreign government than a domestic issuer, and in the event of default, it may be difficult for this Portfolio to obtain or to enforce judgment against the issuer.

  The Bond Portfolio may not purchase securities unless the issuer, or any company upon whose credit the purchase was based, has a record of at least three years continuous operation, if such purchase would cause this Portfolio's investments in all such companies taken at cost to exceed 5% of this Portfolio's total assets taken at market value.

  At least 75% of the value of the Bond Portfolio's total investment in corporate debt securities (other than commercial paper) will be represented by debt securities which have, at the time of purchase, a rating within the four highest grades as determined by Moody's (Aaa Aa, A or Baa) or Standard & Poor's (AAA, AA, A or BBB) and debt securities of banks and other issuers which, although not rated as a matter of policy by either Moody's or Standard & Poor's, are considered to have investment quality comparable to securities receiving ratings within such four highest grades. Such unrated securities, even with comparable investment grade quality as rated securities, may carry a price discount in the market. (See the Statement of Additional Information, Appendix A, for an explanation of Moody's and Standard and Poor's ratings.) However, the Bond Portfolio will not invest in or retain instruments with ratings lower than BB by Standard & Poor's or Ba by Moody's. Such lower quality debt instruments (i.e. Ba or BB) generally provide higher yields but they involve greater risks. For a more detailed discussion of these risks, see "Risks of Lower Quality Debt Instruments", page .

  The Bond Portfolio may purchase corporate debt securities bearing fixed interest as well as those which carry certain equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or different issuer, or participations based on revenues, sales or profits. This Portfolio will not exercise any such conversion, exchange or purchase rights if at the time, the value of all equity interests so owned would exceed 10% of this Portfolio's total assets taken at market value.

  When interest rates decline, the market value of portfolio instruments bearing higher yields can be expected to rise, if such securities are protected against early call. Similarly, when interest rates increase, the market value of portfolio instruments bearing lower yields can be expected to decline. This Portfolio may include debt securities which sell at substantial discounts from par. These securities are low coupon bonds which during periods of high interest rates, because of their lower acquisition costs, tend to sell on a yield basis approximating current interest rates.

  Assets of this Portfolio will also be invested in short-term investment such as U.S. Treasury notes and bills and commercial paper and, when current cash needs or market or economic conditions warrant, this Portfolio may temporarily maintain a substantial portion of its assets in cash.

  The Bond Portfolio intends to use short-term trading of securities, under the conditions set forth below, as a means of managing its portfolio to achieve its investment objective. As used herein, "short-term trading" means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time, in some instances for less than three months. This Portfolio will engage in short-term trading if it believes the transactions net of costs (including commission if any), will benefit its portfolio for the purposes of:

    (a) Avoiding potential depreciation in the value of a security held in the Portfolio where the Portfolio anticipates that it may decline in market value as a result of unfavorable earnings trends and/or unfavorable investment environment; or

    (b) Increasing the return by taking advantage of yield disparities between various fixed-income securities in order to realize capital gains or improved income on the portfolio.

  The Bond Portfolio, in reaching a decision to sell one security and purchase another security at approximately the same time, will take into account a number of factors, including the quality ratings, interest rates, yields, maturity dates, call prices, and refunding and sinking fund provisions of the securities under consideration, as well as historical yield spreads and current economic information. The success of short-term trading will depend upon the ability of this Portfolio to evaluate particular securities, to anticipate relevant market factors, including trends of interest rates and earnings and variations from such trends, to obtain relevant information, to evaluate it promptly, and to take advantage of its evaluations by completing transactions on a favorable basis. It is expected that the expenses involved in short-term trading, which would not be incurred by the Portfolio if it did not use this technique, will be significantly less than the benefits that will accrue therefrom to Policyowners from the use of this technique, but there can be no assurance that the expected benefits to be derived from use of this technique will outweigh the additional expenses necessitated by it. The annual portfolio turnover rates of this Portfolio for 1995 and 1994 were % and 151%, respectively.

THE MANAGED PORTFOLIO

  The Managed Portfolio will pursue its investment objective by investing only in those types of securities that are permissible investments of the other Portfolios. The Managed Portfolio may be invested solely in common stocks, solely in bonds, solely in money market instruments, or in a combination of these types of investments, in accordance with the complete, sole, and total discretion of the investment adviser and the Fund's Board of Directors. At least 75% of the value of corporate debt securities (other than commercial paper) held in this Portfolio will be rated within one of the four highest ratings by Moody's or Standard & Poor's, or, if not rated, will be considered to be of comparable investment quality. However, in no event will the Managed Portfolio invest in or retain rated securities having a rating lower than BB by Standard & Poor's or Ba by Moody's. Such lower quality debt instruments (i.e. BB or Ba) generally provide higher yields but they involve greater risks. For a more detailed discussion of these risks see "Risks of Lower Quality Debt Instruments", page . This Portfolio will be subject to varying levels of market and financial risk and current income volatility and may at times be subject to high levels of market and financial risk and current income volatility. The annual portfolio turnover rates of this Portfolio for 1995 and 1994 were % and 75%, respectively.

RISKS OF FOREIGN SECURITIES

  Investors should note that investing in foreign securities involves certain special risk considerations, including but not necessarily limited to those listed below, which are not normally associated with investing in United States securities. A Portfolio investing in foreign securities may be favorably or unfavorably affected by changes in currency rates, exchange control regulations and may incur costs in connection with conversions between various currencies. Foreign companies generally release less financial information than comparable United States companies; furthermore, foreign companies are generally not subject to uniform accounting, auditing and financial reporting requirements. In general, companies listed on foreign stock exchanges are less liquid and more volatile than securities listed on the New York Stock Exchange, for example, due to substantially lower trading volume. Such lower volume could result in the Portfolio obtaining lower sales prices in the event of forced liquidation of securities in order to meet unanticipated cash requirements. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges and there is less supervision and regulation of such exchanges. In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, difficulty with the execution of judgments against foreign issuers, imposition of withholding of taxes prior to payment of dividends or other distributions, political or social instability, or diplomatic developments which could affect United States investments in those countries. A Portfolio is not intended to provide a complete investment program for an investor. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

RISKS OF LOWER QUALITY DEBT INSTRUMENTS

  While there are risks inherent in all investments, these securities may additionally be subject to the following risks: (1) the market for lower-rated securities has expanded rapidly in recent years, and this expanded market has not been tested in a period of extended economic downturn; (2) reliable and objective information about the value of lower-rated obligations may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (3) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (4) companies that issue lower-rated obligations may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (5) as savings and loan associations dispose of their portfolios of non-investment grade debt securities pursuant to the Financial Institutions Reform, Recovery and Enforcement Act of 1989, the general market and the prices for such securities could be adversely affected; and (6) the market for lower-rated securities could be reduced if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted. (See the Statement of Additional Information for a more detailed discussion of the risks associated with lower quality debt instruments.)

RISKS OF REPURCHASE AGREEMENTS

  All of the Portfolios may invest in repurchase agreements with Federal Reserve Banks or with dealers in U.S. Government securities under which the Portfolios acquire the ownership of a security and the seller agrees to repurchase it at a mutually agreed upon price and date. The yield of such investments, therefore, will not fluctuate with market rates. While the repurchase agreements will provide that the underlying security which constitutes the collateral for the seller's obligation at all times shall have a value at least equal to the resale price stated in the agreement plus accrued interest, the Portfolios bear a risk that the seller may be unable to pay the repurchase price on delivery date and, in the event of default by the seller because of bankruptcy or otherwise, the Portfolios may suffer time delays and incur costs or losses in connection with the disposition of the collateral. However, the Portfolios have adopted standards for the parties with whom they will enter into repurchase agreements which they believes are reasonably designed to assure that the party presents no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

  From time to time, in the ordinary course of business, any of the Portfolios other than the Sentinel Growth and Common Stock Portfolios may purchase securities, which are defined as permissible portfolio investments, on a when-issued or delayed delivery basis, that is, securities purchased for delivery beyond the normal settlement date. The purchase price and the interest rate payable on the securities are fixed on the transaction date and, thereafter, the securities are subject to market fluctuation, which will be reflected in the value of the Portfolio from the transaction date forward. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value, each day, of such securities in determining the value of its net assets. A Portfolio will make commitments for when-issued securities only with the intention of actually acquiring the securities and, in connection with such acquisitions, the Fund's custodian bank will maintain in a segregated account fully liquid securities of the Portfolio having a market value, determined daily, equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other obligation, incur a gain or loss due to market fluctuation. No when-issued commitments will be made if, as a result, more than 10% of a Portfolio's net assets would be so committed.

INVESTMENT IN SECURITIES OF OTHER INVESTMENT COMPANIES

  All of the Portfolios may invest in the securities of investment companies which are registered under the 1940 Act. However, it is a fundamental restriction that no Portfolio may have more than 5% of its assets invested in the securities of any one investment company, that a Portfolio may not own more than 3% of an investment company's outstanding voting securities, and that a Portfolio's total holdings of investment company securities may not exceed 10% of the value of the Portfolio's assets.

OTHER INVESTMENT POLICIES

  To a limited extent, the Growth, Managed and Aggressive Growth Portfolios may engage in writing covered call option contracts--options on securities owned by the Portfolios--and may purchase call options only to close out a position acquired through the writing of such options. The writing of covered call options may generate income for the Portfolios. To the extent income is generated, the writing of covered call options generally will help to achieve the Growth Portfolio's secondary objective of a reasonable level of income, but does not further that Portfolio's primary objective of achieving intermediate and long term growth of capital, except to the extent that it "hedges" against capital losses. The investment program for the Aggressive Growth Portfolio is expected to produce only modest current income, if any, and such income will not be a basic part of the Portfolio's objective but will be merely incidental. The Portfolios may close out a position acquired through writing a call option by purchasing a call option on the same security with the same exercise price and expiration date as the call option which they had previously written on the security. See the Statement of Additional Information for a further description of the risks and features of these instruments.

ADDITIONAL INFORMATION

  Additional information about the investment policies and restrictions of each Portfolio are described in the Statement of Additional Information.

                             MANAGEMENT OF THE FUND

  The Board of Directors of the Fund is responsible for the overall administration of the affairs of the Fund.

GROWTH PORTFOLIO

  The investment adviser for the Growth Portfolio is Newbold's Asset Management, Inc. ("NAM"). NAM is a wholly-owned subsidiary of United Asset Management Corporation ("UAM"). The principal business activity of UAM is institutional management and the acquisition of investment management firms. Prior to September 11, 1990, NAM was a wholly-owned subsidiary of PNAM, Inc. which is an indirect wholly-owned subsidiary of Provident Mutual. NAM was incorporated on June 28, 1988 and is located at 937 Haverford Road, Bryn Mawr, Pennsylvania, 19010. The investment advisory agreement between the Fund and NAM was originally approved by the Board of Directors of the Fund, including a majority of the "non-interested" directors on June 19, 1990. The agreement was approved by shareholders of the Growth Portfolio on August 20, 1990 and became effective on September 11, 1990. On April 26, 1995, the Board of Directors of the Fund, including a majority of the "non-interested" directors, approved the continuation of the agreement.

  The Growth Portfolio's portfolio manager is Timothy M. Havens, Chairman and Chief Executive Officer, who has managed the firm since 1982 having joined three years earlier as a Vice President and then serving as President. Mr. Havens' investment career began in 1971 with a prominent investment banking firm where he served in a number of portfolio management assignments including responsibility for an offshore fund, a special purpose mutual fund and a broad mix of employee benefit funds.

  As compensation for the investment advisory services in connection with the Growth Portfolio, the Fund pays NAM monthly compensation at an effective annual rate of 0.50% of the first $20 million of the average daily net assets of the Portfolio, 0.40% of the next $20 million of the average daily net assets of the Portfolio and 0.30% of the average daily net assets in excess of $40 million. During 1994 the Fund paid the adviser at an effective annual rate of 0.35% of the average daily net assets of the Portfolio.

MONEY MARKET PORTFOLIO

  The investment adviser for the Money Market Portfolio is Providentmutual Investment Management Company. PIMC was incorporated on May 9, 1983 and is located at 1600 Market Street, Philadelphia, Pennsylvania, 19103. PIMC is an indirect wholly-owned subsidiary of Provident Mutual. Provident Mutual employs a full staff of investment personnel to manage its investment assets, and Provident Mutual's personnel and related facilities are utilized by PIMC in performing its investment advisory functions with respect to the Money Market Portfolio.

  The investment advisory agreement between the Fund and PIMC with respect to the Money Market Portfolio became effective on May 1, 1989. The investment advisory agreement was originally approved by the Board of Directors of the Fund, including a majority of the "non-interested" directors on March 20, 1989. The agreement was approved by shareholders of the Money Market Portfolio on April 20, 1989. On April 26, 1995, the Board of Directors of the Fund, including a majority of the "non-interested" directors, approved the continuation of the agreement.

  As compensation for the investment advisory services in connection with the Money Market Portfolio, the Fund pays PIMC monthly compensation at an effective annual rate of 0.25% of the average daily net assets of the Portfolio. During 1995, the Fund paid the adviser at an effective annual rate of 0.25% of the average daily net assets of the Portfolio.

SENTINEL GROWTH, COMMON STOCK, BOND, MANAGED AND AGGRESSIVE GROWTH PORTFOLIOS

  The investment adviser for the Sentinel Growth, Common Stock, Bond, Managed and Aggressive Growth Portfolios is Sentinel Advisors Company ("SAC"). SAC is a Vermont general partnership owned and controlled by Sigma American Corporation ("Sigma"), a wholly-owned subsidiary of Provident Mutual, and by National Life Investment Management Company, Inc. ("NLIMC"), a wholly-owned subsidiary of NLIC. SAC is located at National Life Drive, Montpelier, Vermont 05604. SAC is the successor to Sentinel Advisers, Inc. ("SAI") which was the investment adviser for Sentinel Group Funds, Inc. and Sentinel Cash Management, Inc. SAC and its predecessors have been in the investment advisory business since 1934.

  The Sentinel Growth Portfolio is managed by Robert L. Lee, CFA, a Vice President of SAC. Prior to joining SAC in 1993, Mr. Lee was a Vice President at Shawmut National Corporation.

  The Common Stock Portfolio is managed by a team of investment professionals led by Keniston P. Merrill. Mr. Merrill has been associated with SAC and its predecessor since 1982, serving as Chief Executive Officer since 1986. He is also Executive Vice President of NLIC. Mr. Merrill has a total of 37 years experience as an investment professional.

  The Bond Portfolio's portfolio manager is Richard D. Temple, Vice President of SAC. He has been the portfolio manager of the Bond Fund of the Sentinel Group of Funds since 1985, and has been employed by SAC or its affiliates since 1969.

  The Managed Portfolio's portfolio manager is Rodney A. Buck, Senior Vice President of SAC. Mr. Buck is a Chartered Financial Analyst, and has been the portfolio manager of the Balanced Fund of the Sentinel Group of Funds since 1982. Mr. Buck has been employed by SAC or its affiliates since 1972.

  The Aggressive Growth Portfolio's portfolio manager since March 1, 1993 is Louis E. Conrad II, Assistant Vice President and Portfolio Manager of SAC. Mr. Conrad is a Chartered Financial Analyst, and has been with SAC since 1992. Prior to that time he was Investment Research Analyst and Institutional Portfolio Manager for Shawmut National Corporation.

  The investment advisory agreement between the Fund and SAC became effective on March 1, 1993. It is identical in all material respects to the prior agreement between the Fund and ProvidentMutual Management Company, Inc. ("PMMC") except that SAC is the adviser and it has different effective and termination dates. The agreement was approved by the Board of Directors of the Fund, including a majority of the "non-interested" directors, on October 26, 1992 and by shareholders of the Bond, Managed and Aggressive Growth Portfolios on January 29, 1993. Prior to March 1, 1993 the investment adviser for the Bond, Managed and Aggressive Growth Portfolios was PMMC, a wholly-owned subsidiary of Sigma, which is an indirect wholly-owned subsidiary of Provident Mutual. On April 26, 1995, the Board of Directors of the Fund, including a majority of the "non-interested" directors, approved the continuation of the agreement.

  On      , 1996, the Board of Directors of the Fund, including a majority of the "non-interested" directors, approved an amendment to the investment advisory agreement between the Fund and SAC to include SAC providing investment advisory services to the Sentinel Growth and Common Stock Portfolios. The amended investment advisory agreement was approved by NLIC, the initial
shareholder of both the Sentinel Growth and Common Stock Portfolios, on      ,
1996, and became effective with regard to each of these Portfolios on      ,
1996.

  As compensation for the investment advisory services, the Fund pays SAC monthly compensation as follows:

    Sentinel Growth Portfolio--0.50% of the first $20 million of the average daily net assets of the Portfolio, 0.40% of the next $20 million of the average daily net assets of the Portfolio, and 0.30% of the average daily net assets in excess of $40 million.

    Common Stock Portfolio--0.40% of the first $100 million of the average daily net assets of the Portfolio and 0.35% of the average daily net assets in excess of $100 million.

    Bond Portfolio--0.35% of the first $100 million of the average daily net assets of the Portfolio and 0.30% of the average daily net assets in excess of $100 million. During 1995, the Fund paid SAC at an effective annual rate of 0. % of the average daily net assets of the Portfolio.

    Managed Portfolio--0.40% of the first $100 million of the average daily net assets of the Portfolio and 0.35% of the average daily net assets in excess of $100 million. During 1995, the Fund paid SAC at an effective annual rate of 0. % of the average daily net assets of the Portfolio.

    Aggressive Growth Portfolio--0.50% of the first $20 million of the average daily net assets of the Portfolio, 0.40% of the next $20 million of the average daily net assets of the Portfolio, and 0.30% of the average daily net assets in excess of $40 million. During 1995, the Fund paid SAC at an effective annual rate of 0. % of the average daily net assets of the Portfolio.

INTERNATIONAL PORTFOLIO

  PIMC is the investment adviser for the International Portfolio pursuant to an Investment Advisory Agreement which was originally approved by the Board of Directors of the Fund, including a majority of the "non-interested" directors, on July 31, 1991 and which became effective on November 1, 1991. On October 26, 1992, the Board of Directors of the Fund, including a majority of the "non-interested" directors, approved continuation of the agreement. The agreement was approved by shareholders of the International Portfolio on January 29, 1993. On April 26, 1995, the Board of Directors of the Fund, including the majority of the "non-interested" Directors, approved the continuation of the agreement. Pursuant to the agreement, PIMC at its own expense will furnish the Fund's International Portfolio with management, investment advisory, statistical, research and other related services. Decisions as to the investments of the Portfolio will be made by PIMC under the supervision of the Board of Directors of the Fund. As compensation for the investment advisory services in connection with the Portfolio, the Fund pays PIMC monthly compensation at an effective annual rate of 0.75% of first $500 million of the average daily net assets of the Portfolio and 0.60% of the average daily net assets in excess of $500 million. During 1995 the Fund paid PIMC at an effective annual rate of 0. % of the average daily net assets of the Portfolio.

  PIMC has entered into a Sub-Investment Advisory Agreement with The Boston Company Asset Management, Inc. ("TBC") under which TBC subject to monitoring by PIMC and supervision by the Fund's Board of Directors, will at its own expense manage the investment and reinvestment of the assets of the International Portfolio. The TBC Agreement was approved by the Board of Directors of the Fund, including a majority of the "non-interested" directors, on July 14, 1994 and became effective on July 18, 1994. The agreement was approved by shareholders of the International Portfolio on November 15, 1994. On April 26, 1995, the Board of Directors of the Fund, including a majority of the "non-interested" directors, approved the continuation of the agreement. TBC's address is One Boston Place, Boston, MA 02108.

  For its services to the Portfolio, TBC receives from PIMC compensation equal to the greater of: (i) a monthly fee equal to an effective annual rate of 0.375% of the first $500 million of the average daily net assets of the Portfolio and 0.30% of the average daily net assets in excess of $500 million; or (ii) $20,000 per year. During 1995, PIMC paid TBC at an effective annual rate of 0. % of the average daily net assets of the Portfolio for that period.

  Sandor Cseh, the Portfolio Manager of the Portfolio, is Senior Vice President and Director of International of TBC and has over 20 years experience in investment management; D. Kirk Henry, Vice President and Portfolio Manager has over 10 years experience. TBC, a Massachusetts corporation and wholly-owned subsidiary of The Boston Company, Inc., is an investment adviser registered under the Investment Advisers Act of 1940. TBC provides investment advisory and management services primarily for institutional clients, including certain pension funds. The Boston Company, Inc. is a wholly-owned subsidiary of the Mellon Bank Corporation.

OTHER EXPENSES

  Certain expenses are borne directly by the Portfolios. Provident Mutual has agreed to reimburse the Fund for ordinary operating expenses, excluding investment advisory fees, in excess of an annual rate of 0.40% of the average daily net asset value of each of the Money Market, Growth, Aggressive Growth, Bond and Managed Portfolios and 0.75% for the International Portfolio. For the fiscal year 1995, each Portfolio bore total expenses of the average daily net assets of the Portfolio, net of the reimbursement by Provident Mutual (and the fee waiver by the administrator for the International Portfolio), as follows:
Growth Portfolio--0. %; Money Market Portfolio--0. %; Bond Portfolio--0. %; Managed Portfolio--0. %; Aggressive Growth Portfolio--0. %; and International Portfolio-- %.

  With respect to the Sentinel Growth and Common Stock Portfolios, NLIC has agreed to reimburse the Fund for ordinary operating expenses of these Portfolios, excluding investment advisory fees, in excess of an annual rate of 0.40% of the average daily net assets of each of these Portfolios. For the fiscal year ending December 31, 1996, the Fund anticipates that the Sentinel Growth and Common Stock Portfolios will bear total annualized expenses, net of any reimbursement by NLIC, of approximately 0.90% of the average daily net assets of the Sentinel Growth Portfolio and approximately 0.80% of the average daily net assets of the Common Stock Portfolio.

  Certain administrative services are provided for the Fund by PFPC Inc. ("PFPC") pursuant to an Administration Agreement, including maintenance of the Portfolios' books and records, preparation of governmental filings, statements and returns and stockholder reports, and computation of net asset value and daily dividends. For such services, PFPC is paid a fee at an annual rate of 0.10% of each Portfolio's net assets, computed daily and paid monthly, with a
minimum aggregate annual fee with respect to all eight Portfolios of $   . PFPC
is a wholly-owned subsidiary of PNCBank.

BROKERAGE ALLOCATION

  SAC, PIMC, NAM and TBC place all portfolio orders on behalf of each Portfolio that they advise and attempt, in all cases, to obtain the most favorable prices and executions. SAC, PIMC, NAM and TBC may place orders with brokers that are affiliated persons of the Fund pursuant to procedures established by the Board of Directors. However, in no event will persons affiliated with the Fund deal with the Fund as principal in the purchase and sale of the Fund's portfolio
securities. During 1995,    of brokerage commissions were paid to PML
Securities Company ("PML") by the Fund. During 1994 and 1993, no brokerage commissions were paid to PML by the Fund. During 1992, the Fund paid brokerage commissions of $660 to PML, all of which was attributable to the Managed Portfolio. The brokerage commissions paid to PML were .48% of the aggregate brokerage commissions paid during 1992 and 2% of those paid with respect to the Managed Portfolio. PML executed .23% of the brokerage transactions during 1992 on which brokerage commissions were paid, which represented 3.5% of the Managed Portfolio transactions.

                        DESCRIPTION OF THE FUND'S SHARES

CHARACTERISTICS OF THE FUND'S COMMON STOCK

  The authorized capital stock of the Fund consists of two hundred million shares of common stock $.01 par value. The shares of common stock are divided into eight classes--Sentinel Growth Portfolio, Common Stock Portfolio, Growth Portfolio, Money Market Portfolio, Bond Portfolio, Managed Portfolio, Aggressive Growth Portfolio and International Portfolio. The Money Market Portfolio currently consists of 10 million shares; each of the other classes currently consists of five million shares. The Fund may establish additional portfolios and may allocate its shares either to such new classes or to any of the eight existing classes.

  Shares (including fractional shares) of each Portfolio have equal rights with regard to voting, redemptions, dividends, distributions and liquidations with respect to that Portfolio. The shares of each Portfolio, when issued, will be fully paid and nonassessable and will have no preference, preemptive conversion, exchange or similar rights. Shares do not have cumulative voting rights.

  Because of current federal securities law requirements, the Fund expects that its insurance company shareholders will offer their Policyowners the opportunity to instruct them as to how Fund shares allocable to their policies will be voted with respect to certain matters, such as approval of investment advisory agreements. Fund shares not attributable to contracts or for which no timely instructions are received by insurance company shareholders will be voted in the same proportion as the voting instructions which are received for all policies participating in each Portfolio. Under certain circumstances, which are described more fully in the accompanying prospectuses for the separate accounts which invest in the Fund, the voting instructions received from Policyowners may be disregarded.

  Inquiries about the Fund can be made by calling or writing the Fund at the address and telephone number listed on the cover page.

DIVIDENDS, DISTRIBUTIONS AND TAXES

  Each Portfolio of the Fund intends to qualify and elect to be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under those provisions, each Portfolio of the Fund will not be subject to Federal income tax on that part of its ordinary income and realized net capital gains which it distributes to its shareholder(s). Accordingly, the Fund intends to distribute substantially all of such income to its shareholder(s) thereby avoiding any Federal income tax
liability. (See "Foreign Taxes" on page   of Statement of Additional
Information.)

  Dividends of investment income of the Growth, Common Stock, Bond, and Managed Portfolios will be declared and paid quarterly; dividends of capital gains will be declared and paid annually. For the Money Market Portfolio, dividends of investment income and capital gains will be declared daily and paid monthly; for the Sentinel Growth, Aggressive Growth and International Portfolios such dividends will be declared and paid annually. All paid dividends will be reinvested in full and fractional shares of the Portfolio to which they relate, unless the shareholder(s) elects to receive such distribution in cash.

  For dividend purposes, the net investment income of each Portfolio will consist of dividends and interest received and accrued by each such Portfolio, plus or minus any amortized discount or premium, less estimated expenses.

  Since the shareholder(s) of the Fund will be insurance company separate accounts, no discussion is included herein as to the federal income tax consequences to shareholders. For information concerning the federal tax consequences to purchasers of the policies, see the attached prospectus for such policies.

VALUATION OF SHARES

  PML Securities Company is the principal underwriter of the Fund. Its address is 220 Continental Drive, Christiana Executive Campus, Newark, Delaware 19713.

  Other than the shares sold to Provident Mutual to seed the Managed, Aggressive Growth and International Portfolios, and to NLIC to seed the Sentinel Growth and Common Stock Portfolios, the Fund's shares will be offered and sold only to insurance company separate accounts, without sales charge, at each Portfolio's per share net asset value. The price per share is based on the next daily calculation of net asset value after an order is placed.

  The net asset value of the shares of each Portfolio of the Fund is determined as of the close of the New York Stock Exchange on each day when the New York Stock Exchange is open for business. The net asset value per share of each Portfolio will be computed by dividing the sum of the investments held by that Portfolio, plus any cash or other assets, minus all liabilities, by the total number of outstanding shares of that Portfolio at such time. The Directors have established procedures designed to stabilize, to the extent reasonably possible, the Money Market Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. All expenses borne by the Fund, including the investment advisory fees payable to each of the investment advisers, are accrued daily.

  Equity investments (including common stocks, preferred stocks, convertible securities, and warrants) and call options written on all portfolio investments listed or traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued. In the absence of any exchange sales on that day and for unlisted equity securities, such securities and call options written on portfolio securities are valued at the last sale price on the NASDAQ (National Association of Securities Dealers Automated Quotations) National Market System. In the absence of any National Market System sales on that day, equity securities are valued at the last reported bid price and call options written on all portfolio securities for which other over-the-counter market quotations are readily available are valued at the last reported asked price. Debt securities with maturities exceeding one year are valued on the basis of valuations furnished by a pricing service when such prices are believed to reflect the fair value of such securities. All instruments held by the Money Market Portfolio and all money market instruments with remaining maturities of 60 days or less held in other Portfolios are valued on an amortized cost basis, as described more fully in the Statement of Additional Information. All other assets are valued at their fair value as determined in good faith by the Directors.

  The value of a foreign security held by the International Portfolio is determined based upon its sale price on the foreign exchange or market on which it is traded and in the currency of that market, as of the close of the appropriate exchange or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Trading in securities on exchanges and over-the-counter markets in Europe and the Far East is normally completed at various times prior to 4:00 p.m. New York City time, the current closing time of the New York Stock Exchange. Trading on foreign exchanges may not take place on every day the New York Stock Exchange is open. Conversely, trading in various foreign markets may take place on days when the New York Stock Exchange is not open and on other days when the Portfolio's net asset value is not calculated. Consequently, the calculation of the net asset value for the Portfolio may not occur contemporaneously with the determination of the most current market prices of the securities included in such calculation. In addition, the value of the net assets held by the Portfolio may be significantly affected on days when shares are not available for purchase or redemption.

  Any assets which are denominated in a foreign currency are translated into U.S. dollar equivalents at the prevailing market rates as quoted by generally recognized reliable sources.

REDEMPTION OF SHARES

  All shares of capital stock of any class of the Fund may be redeemed in accordance with the Fund's Articles of Incorporation and By-Laws. Shares will be redeemed at their net asset value and will be restored to authorized but unissued status. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.

  Sales and redemptions of shares of the same class by the same shareholder on the same day will be netted. Payment of the redemption price will be in cash.

               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

  PNCBank, which is located at Broad & Chestnut Streets, Philadelphia, Pennsylvania 19101, acts as Custodian of the Fund's assets. Citibank, N.A., located at 111 Wall Street, New York, New York 10043 serves as Custodian of the foreign assets of the International Portfolio. PFPC, Inc., which is located at 103 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Fund's Transfer Agent and Dividend Disbursing Agent.

  Foreign securities acquired by the International Portfolio will be maintained in the sub-custody of either foreign banks and trust companies that are members of Citibank's Global Custody Network or foreign depositories used by such members.

                            MARKET STREET FUND, INC.
                               1600 MARKET STREET
                      PHILADELPHIA, PA 19103 215-636-5000

                      STATEMENT OF ADDITIONAL INFORMATION

                                 MARCH  , 1996

  This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Market Street Fund, Inc. Prospectus dated March , 1996, and retained for future reference.

  A copy of the Prospectus to which this Statement of Additional Information relates is available at no charge by writing to Market Street Fund, Inc. at the above address or by calling the telephone number listed above.

                               ----------------

                               TABLE OF CONTENTS*

                                                                           PAGE
                                                                           ----
General Information and History (9).......................................   2
Investment Restrictions (9 to 15).........................................   2
Investment Techniques and Investment Risks (9 to 17)......................   4
Portfolio Turnover (10 to 15).............................................   8
Management of the Fund (17)...............................................   9
Investment Advisory and Other Services (17 to 19).........................   9
Portfolio Transactions and Brokerage Allocation (20)......................  14
Determination of Net Asset Value (21).....................................  14
Purchase and Redemption of Shares (21 and 22).............................  16
Taxes (21)................................................................  16
Capital Stock (20)........................................................  17
Code of Ethics............................................................  18
Other Services (22).......................................................  18
Financial Statements......................................................  20
Appendix A--Description of Money Market Instruments and Commercial Paper
 and Bond Ratings......................................................... A-1

--------
* (Numbers in parentheses refer to corresponding pages of the Prospectus.)


Form 15732B 5.95

                        GENERAL INFORMATION AND HISTORY

THE FUND

  The Market Street Fund, Inc. (the "Fund") was formed on March 21, 1985. The Fund is an open-end diversified management investment company as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a "series" type of mutual fund, the Fund issues separate classes (or series) of stock, and currently consists of the Money Market Portfolio, Growth Portfolio, Sentinel Growth Portfolio, Common Stock Portfolio, Bond Portfolio, Managed Portfolio, Aggressive Growth Portfolio and International Portfolio.

  The Fund serves as an investment medium for the modified premium, flexible premium, scheduled premium and single premium variable life insurance policies issued by Provident Mutual Life Insurance Company of Philadelphia ("Provident Mutual"), the flexible premium variable life insurance policies issued by National Life Insurance Company ("NLIC") of Montpelier, Vermont, and the flexible premium deferred variable annuity contracts and flexible premium variable life insurance policies issued by Providentmutual Life and Annuity Company of America ("PLACA"). Other than the shares sold directly to Provident Mutual to seed the Managed, Aggressive Growth and International Portfolios, and to NLIC to seed the Sentinel Growth and Common Stock Portfolios, shares of the Fund currently will be sold only to separate accounts of Provident Mutual and PLACA and to variable life insurance separate accounts of NLIC. In the future, shares of the Fund may also be sold to separate accounts of other insurance companies in order to fund variable contracts.

  As the primary shareholder of the Fund's shares, Provident Mutual currently controls the Fund. Provident Mutual will continue to control the Fund until other insurance companies, selling significant amounts of variable life insurance and variable annuities have made substantial investments in Fund shares.

  As of December 31, 1994, no policyholder owned a policy or contract which individually or in the aggregate had a total interest in any Portfolio of more than 5%. As of December 31, 1992, the officers and directors of the Fund as a group did not beneficially own as policyholders more than a 1% interest in any Portfolio.

                            INVESTMENT RESTRICTIONS

  The following specific restrictions supplement the Fund's "Investment Objectives and Policies" set forth in the Prospectus.

  The Fund has adopted the following fundamental restrictions relating to the investment of assets of the eight Portfolios. These are fundamental policies and may not be changed without the approval of holders of the majority of outstanding voting shares of each Portfolio affected. A change in policy affecting only one Portfolio may be effected with the approval of the majority of the outstanding voting shares of that Portfolio only. The Fund's fundamental investment restrictions provide that no Portfolio of the Fund is allowed to:

    (1) Purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate.

    (2) Make loans, other than through the acquisition of obligations in which the Portfolio may invest consistent with its objective and investment policies.

    (3) Invest in commodities or in commodity contracts, or in call options, except that the Growth, Managed and Aggressive Growth Portfolios may write covered call options and enter into closing transactions, as permitted by their investment policies and the International Portfolio may enter into forward currency exchange contracts as described herein.

    (4) Engage in the underwriting of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter in selling as part of an offering registered under the Securities Act of 1933, securities which it has acquired.

    (5) Borrow money, except from banks as a temporary measure for emergency purposes or as necessary for clearance of securities transactions or to permit the transfer of funds for various purposes without interfering with the orderly liquidation of securities in its portfolio, where such borrowings would not exceed 5% of the market value of total assets at the time each such borrowing is made, except that this restriction does not apply to: the International Portfolio which may borrow up to 20% of the market value of its total assets from banks as a temporary measure, such as to enable it to meet redemption requests or to settle transactions on different stock markets where different settlement dates apply which might otherwise require the sale of Portfolio securities at a time when it would not be in the Portfolio's best interests to do so; and to reverse repurchase agreements entered into in accordance with the Fund's investment policies.

    (6) Purchase securities which are subject to legal or contractual delays in or restrictions on resale (except for the International Portfolio).

    (7) Invest for the purpose of exercising control over or management of any company.

    (8) Issue senior securities, except to the extent that a Portfolio may borrow money as permitted herein and that a Portfolio, in accordance with its investment objectives and policies, may enter into reverse repurchase agreements and purchase securities on a when-issued or a delayed delivery basis.

    (9) Unless received as a dividend or as a result of an offer of exchange approved by the Securities and Exchange Commission or of a plan of reorganization, purchase or otherwise acquire any security issued by a U.S. or foreign investment company if the Portfolio would immediately thereafter own (a) more than 3% of the outstanding voting stock of the investment company, (b) securities of the investment company having an aggregate value in excess of 5% of the Portfolio's total assets, (c) securities of investment companies having an aggregate value in excess of 10% of the Portfolio's total assets, or (d) together with investment companies having the same investment adviser as the Portfolio (and companies controlled by such investment companies), more than 10% of the outstanding voting stock of any registered closed-end investment company.

    (10) Purchase securities of any issuer, if

      (a) with respect to 75% of the market value of its total assets, more than 5% of the account's total assets taken at market value would at the time be invested in the securities of such issuer, unless such issuer is the U.S. Government or its agency or instrumentality, or

      (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

  The Bond and Managed Portfolios will not purchase the securities of issuers conducting their principal business activity in the same industry, other than the electric, gas and telephone utility industries, if immediately after such purchase the value of its investments in such industry would exceed 25% of its total assets taken at market value; nor will it purchase the securities of companies in the electric, gas or telephone utility industries if, immediately after such purchase, the value of its investments in all such industries would exceed 75% of its total assets taken at market value.

  The Sentinel Growth, Common Stock, Growth, Money Market, Aggressive Growth and International Portfolios will not make any investment in an industry if that investment would make the Portfolio's holding in that industry exceed 25% of the Portfolio's total assets. The International Portfolio will not invest more than 5% of the market value of its total assets in companies with a record of less than three years' operations or in securities which are not readily marketable.

  These restrictions on concentration do not apply to investments by the Money Market and Managed Portfolios in obligations issued by or guaranteed by the U.S. Government, its agencies or instrumentalities, or certificates of deposit or securities issued or guaranteed by domestic banks. Also, for these purposes, neither all finance companies as a group, nor all utility companies as a group, will be considered a single industry.

                   INVESTMENT TECHNIQUES AND INVESTMENT RISKS

  The following disclosure supplements the Fund's "Investment Objectives and Policies" set forth in the Prospectus.

REPURCHASE AGREEMENTS

  Each of the Portfolios may invest in repurchase agreements. A repurchase agreement customarily obligates the seller at the time it sells securities to the Portfolio to repurchase the securities at a mutually agreed upon time and price. The total amount received on repurchase would be calculated to exceed the price paid by the Portfolio, reflecting an agreed upon market rate of interest for the period from the time of the repurchase agreement to the settlement date, and would not necessarily be related to the interest rate on the underlying securities. The underlying securities are ordinarily U.S. Government securities, but may consist of other securities in which the respective Portfolios may otherwise invest. A Portfolio will not invest more than 10% of its total assets in repurchase agreements which have maturities of more than seven days and will not invest in repurchase agreements with maturities of over 30 days. Repurchase Agreements will be fully collateralized at all times and interest on the underlying security will not be taken into account for valuation purposes. Under no circumstances will a Portfolio enter into a repurchase agreement with Provident Mutual, PLACA, NLIC or SAC.

  To the extent that the proceeds from any sale upon a default in the obligation to repurchase were less than the repurchase price, the Portfolio would suffer a loss. The Portfolio might also incur disposition costs in connection with liquidating its collateral and, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Portfolio may be delayed or limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. To minimize the possibility of losses due to the default or bankruptcy of the seller, the Fund has adopted standards of credit worthiness for all parties with which the Fund enters into repurchase agreements and will review compliance by such parties periodically.

REVERSE REPURCHASE AGREEMENTS

  The Money Market and Managed Portfolios may enter into reverse repurchase agreements with banks and broker-dealers. These agreements have the characteristics of borrowing and involve the sale of securities held by the Portfolio with an agreement to repurchase the securities at an agreed upon date and price, which reflects a rate of interest paid for the use of funds for the period. Such transactions are advantageous only if the Portfolio has the opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. The Portfolio may be unable to realize a rate of return from the use of the proceeds equal to or greater than the interest expense of the repurchase agreement. Thus, the Portfolio intends to enter into such agreements only when it appears advantageous to do so. The use of reverse repurchase agreements may magnify any increase or decrease in the value of the Portfolio's investments. The Portfolio's custodian will maintain in a segregated account, fully liquid securities of the Portfolio that have a value equal to or greater than the Portfolio's commitments under reverse repurchase agreements. The value of securities subject to reverse repurchase agreements will not exceed 10% of the value of the Portfolio's total assets. Under no circumstances will a Portfolio enter into a reverse repurchase agreement with Provident Mutual, PLACA, NLIC or SAC.

COVERED CALL OPTION CONTRACTS

  The Growth, Aggressive Growth and Managed Portfolios may engage in certain limited options strategies. These options strategies are limited to writing covered call options which are traded on a domestic securities exchange with respect to securities in the Portfolio and entering into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. A Portfolio will not write a call option if the securities covered by such options exceed 25% of the Portfolio's total assets at that time. Moreover, in order to maintain qualification for treatment as a regulated investment company for federal tax law purposes, the writing of covered calls may be further limited.

  A covered call option gives the purchaser of the option the right to purchase the underlying security from the Portfolio at a fixed exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. As consideration for the option, the purchaser pays the Portfolio a premium, which the Portfolio retains whether or not the option is exercised. A covered call option will benefit a Portfolio if, over the option period, the underlying security declines in value or does not appreciate above the aggregate value of the exercise price plus the premium. However, the Portfolio risks the loss of profits if the underlying security appreciates above the aggregate value of the exercise price and premium.

  So long as the Portfolio remains obligated as a writer of a call, it forgoes the opportunity to profit from increases in the market price of the underlying security above the call price. The Portfolio may close out a covered call option position by purchasing on the same exchange a call option on the same security, with the same exercise price and the same expiration date. Although writing only call options which are traded on a national securities exchange increases the likelihood of being able to make closing purchase transactions, there is no assurance that the Portfolio will be able to do so at any particular time or at an acceptable price. Depending upon the premium paid for the option relative to the premium received on the option written, the Portfolio may realize a profit or loss on a closing transaction. The writing of call options could result in increases in the turnover rate of the Portfolio, especially during periods when market prices of the underlying securities appreciate, which could result in higher brokerage costs. In addition, brokerage commissions will be paid by the Portfolio on both the establishment and closing out of an option position.

  The Portfolio may write covered call options on particular Portfolio securities when it believes that the market value of those securities will either decline or will not increase over the period covered by the option. In this manner, the Portfolio hopes that the option price received (net of transaction costs) may offset any decline in the market value of the security or otherwise generate income for the Portfolio. To the extent income is generated, the writing of covered call options generally will help to achieve the Growth Portfolio's secondary objective of a reasonable level of income, but does not further the Portfolio's primary objective of achieving intermediate and long-term growth of capital, except to the extent that it "hedges" against capital losses.

  In order to maintain its qualification as a regulated investment company under Subchapter M of the Internal Revenue Code, the Fund intends to limit gains from the sale of securities held for less than three months to less than 30% of annual gross income of each Portfolio. Accordingly, the Fund may be restricted in the writing of options on securities which have been held less than three months, in the writing of options which expire in less than three months and in purchasing options to terminate options which it wrote within the preceding three months. In addition, since the Fund has no control over the timing of the exercise of an option, compliance with the 30% rule will necessitate the Fund's limiting its covered option writing program. For additional information about the tax consequences of the Portfolios' option strategies, see "Taxes."

WARRANTS

  The Growth, Sentinel Growth, Common Stock, Managed and Aggressive Growth Portfolios may invest in warrants. None of these Portfolios intends to invest more than 2% of its net assets in warrants that are not listed on a national securities exchange. In no event will a Portfolio's investment in warrants exceed 5% of its net assets. (A warrant is a right to buy a certain security at a set price during a certain time period.)

SHORT-TERM TRADING

  The Growth, Money Market and Aggressive Growth Portfolios generally will not engage in short-term trading (purchases and sales within seven days).

ILLIQUID ASSETS

  No Portfolio may invest more than 10% of the value of its net assets in securities that are not readily marketable or which are restricted as to disposition under the U.S. securities laws or otherwise. This limit shall not apply for the International Portfolio as to securities purchased or sold pursuant to Rule 144A under the Securities Act of 1933 which the Board of Directors has determined are liquid. This restriction will apply to repurchase agreements maturing in more than seven days. This restriction will also apply to securities received as a result of a corporate reorganization or similar transaction affecting readily marketable securities already held in the Fund's Portfolios. To the extent that securities received under these circumstances, together with other securities considered illiquid by the staff of the Securities and Exchange Commission ("SEC") or by the Fund's Board, exceed 10% of the value of the Portfolio's total net assets, the Fund will attempt to dispose of them in an orderly fashion in order to reduce its Portfolio's holdings in such securities to less than the 10% threshold.

LOWER QUALITY DEBT INSTRUMENTS

  Up to 25% of the total assets of the Bond and the Managed Portfolios may be invested in lower quality debt instruments (i.e. BB as rated by Standard & Poors Corporation ("Standard & Poor's") or Ba as rated by Moody's Investors Service, Inc. ("Moody's")). Furthermore, debt instruments with higher ratings, and especially those rated as investment grade but not high quality (i.e., rated BBB by Standard & Poors or Baa by Moody's) may, after purchase by either Portfolio, have their ratings lowered due to the deterioration of the issuer's financial position. In the event that the rating of a bond held by either Portfolio drops below BBB or Baa, the decision whether to retain or dispose of the bond will be made on a case by case basis. However, in no event will the amount of assets held in lower quality debt instruments be greater than that set forth above.

  Lower quality debt instruments entail certain risks. These lower-rated fixed-income securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent a Portfolio invests in these securities, factors adversely affecting the market value of high-yielding securities will adversely affect a Portfolio's net asset value. Although some risk is inherent in all securities ownership, holding fixed-income securities generally entails less risk than an investment in common stock of the same issuer.

  High-yielding securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such high-yielding securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high-yielding securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high-yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuers.

  A Portfolio may have difficulty disposing of certain high-yielding securities for which there is a thin trading market. Because not all dealers maintain markets in all high-yielding securities, there is no established retail secondary market for many of these securities, and the Fund anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for high-yielding securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Fund and its Board of Directors to obtain accurate market quotations for purposes of valuing a Portfolio's assets. Market quotations are generally available on many high-yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

  The market for high-yielding securities has not weathered a major economic recession, and it is not known how one might affect that market. It is likely, however, that any such recession could severely affect the market for and the values of such securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon. Moreover, such a recession could also increase the incidence of defaults of high-yielding securities.

  A Portfolio may acquire high-yielding securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. A Portfolio may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities.

  A Portfolio also may acquire high-yielding securities during an initial underwriting. Such securities involve special risks because they are new issues. The Fund has no arrangement with any person concerning the acquisition of such securities, and the Adviser will carefully review the credit and other characteristics pertinent to such new issues.

  From time to time, there have been proposals for legislation designed to limit the use of certain high-yielding securities in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals, if enacted into law, could generally reduce the market for such securities, could negatively affect the financial condition of issuers of high-yielding securities by removing or reducing a source of future financing, and could negatively affect the value of specific high-yield issues. However, the likelihood of any such legislation or the effect thereof is uncertain.

  As savings and loan associations dispose of their portfolios of lower quality debt instruments pursuant to the Financial Institutions Reform Recovery and Enforcement Act of 1989, the general market and prices for such securities should be adversely affected.

FOREIGN CURRENCY TRANSACTIONS

  The value of the assets of the International Portfolio as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies.

  The Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market, or through the use of forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract will involve an obligation by the Fund to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days, from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged at any stage for trades. Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Portfolio's securities or prevent loss if the prices of such securities should decline.

  The Portfolio may enter into forward foreign currency exchange contracts only under two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. The Portfolio will then enter into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying securities transactions. In this manner the Portfolio will be better able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the securities are purchased or sold and the date on which payment is made or received.

  Second, when the Adviser or Sub-Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Portfolio does not intend to enter into such forward contracts under this second circumstance on a regular or continuous basis. The Portfolio will also not enter into such forward contracts or maintain a net exposure to such contracts when the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. The Adviser or Sub-Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of the Portfolio. The Portfolio's custodian bank segregates cash or equity or debt securities in an amount not less than the value of the Portfolio's total assets committed to forward foreign currency exchange contracts entered into under this second type of transaction. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the Portfolio's commitments with respect to such contracts. Under normal circumstances, the Portfolio expects that any appreciation (depreciation) on such forward exchange contracts will be approximately offset by the (depreciation) appreciation in translation of the underlying foreign investment arising from fluctuations in foreign currency exchange rates.

  The Portfolio will recognize the unrealized appreciation or depreciation from the fluctuation in a foreign currency forward contract as an increase or decrease in the Portfolio's net assets on a daily basis, thereby providing an appropriate measure of the Portfolio's financial position and changes in financial position.

  Income realized from a foreign currency contract will not for tax purposes be considered income derived from securities transactions. The Portfolio's status as a regulated investment company under the Internal Revenue Code of 1954 would be lost for any taxable year in which such foreign currency contract income exceeds 10% of the Portfolio's gross income. The Board of Directors of the Fund has adopted a policy to limit the Portfolio's foreign currency contract income to not in excess of 10% of the Portfolio's gross income in a year, except in circumstances when it is determined that the Portfolio and its stockholders would be better served by not maintaining regulated investment company status for such year.

                               PORTFOLIO TURNOVER

  Each Portfolio has a different expected annual rate of portfolio turnover, which is calculated by dividing the lesser of purchases or sales of Portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatments. The portfolio turnover rates will, of course, depend in large part on the level of purchases and redemptions of shares of each Portfolio. Higher portfolio turnover can result in corresponding increases in brokerage costs to the Portfolios of the Fund and its shareholders. (See "Portfolio Transactions and Brokerage Allocation," Page 13.) However, because rate of portfolio turnover is not a limiting factor, particular holdings may be sold at any time, if investment judgment or Portfolio operations make a sale advisable.

  No portfolio turnover rate can be calculated for the Money Market Portfolio due to the short maturities of the instruments purchased. Portfolio turnover should not affect the income or net asset value of the Money Market Portfolio because brokerage commissions are not normally charged on the purchase or sale of money market instruments.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

  The directors and officers of the Fund and their principal occupations for the last five years are set forth below. Unless otherwise noted, the address of each director and officer is 1600 Market Street, Philadelphia, Pennsylvania.

 NAME AND ADDRESSES OF                                                                   AGGREGATE
 DIRECTORS AND OFFICERS      POSITION HELD               PRINCIPAL OCCUPATION          COMPENSATION
      OF THE FUND            WITH THE FUND               DURING PAST 5 YEARS           FROM THE FUND
 ----------------------      -------------               --------------------          -------------
Stanley R. Reber*....... Chairman, President    1985-Present, Executive Vice President       0
                          and Chief Executive   and Chief Investment Officer of Provi-
                          Officer               dent Mutual; 1975-1985, Executive Vice
                                                President of Texas American Bank
Dr. Alan Gart........... Director               1982-Present, President of Alan Gart,     $6,000
978 Warfield Lane                               Inc. (a consulting firm); 1992-Pres-
Huntingdon Valley, PA                           ent, Professor, Southeastern Massachu-
19006                                           setts University; 1989-1992, Profes-
                                                sor, Nova Southeastern University;
                                                1985-1989, Professor of Finance, Leh-
                                                man College of the City University of
                                                New York
Dr. A. Gilbert Heebner..
2 Etienne, Arbordeau     Director               1987-Present, Distinguished Professor     $6,000
Devon, PA 19333                                 of Economics, Eastern College; 1952-
                                                1987, Executive Vice President and
                                                Chief Economist of CoreStates Finan-
                                                cial Corp.
Edward S. Stouch........ Director               1983, Retired; 1969-1983, Vice Presi-     $6,000
216 Grandview Rd.                               dent and Head of Personal Trust In-
Media, PA 19063                                 vestment Department, Trust Division of
                                                Provident National Bank
Rosanne Gatta........... Treasurer and          Treasurer and Assistant Vice President       0
                          Comptroller           of Provident Mutual
Linda E. Senker......... Secretary              Associate General Counsel of Provident       0
                                                Mutual

--------
* Directors identified with an asterisk are considered to be interested persons of the Fund (within the meaning of the 1940 Act, as amended) because of their affiliation with Provident Mutual or the Advisers.

  As of the date of this Statement of Information, officers and directors of the Fund do not own any of the outstanding shares of the Fund. Directors who are not officers or employees of Provident Mutual or the Adviser are paid a fee plus actual out of pocket expenses by the Fund for each meeting of the Board of
Directors attended. Total fees incurred for 1995 were $   . Directors and
officers of the Fund do not receive any benefits from the Fund upon retirement nor does the Fund accrue any expense for pension or retirement benefits.

                     INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL INFORMATION AND HISTORY

  The Fund's investment advisers are: for the Growth Portfolio--Newbold's Asset Management, Inc. ("NAM"); for the Money Market and International Portfolios-- Providentmutual Investment Management Company ("PIMC"); and for the Sentinel Growth, Common Stock, Bond, Managed and Aggressive Growth Portfolios--Sentinel Advisors Company ("SAC") (together, NAM, PIMC, and SAC are the "Advisers").

  On April 20, 1989, Provident Mutual, as the sole shareholder of the Fund, approved the Fund's investment advisory agreements for the Growth and Money Market Portfolios. On August 20, 1990, Provident Mutual approved a new investment advisory agreement with NAM due to a change in control resulting from Provident Mutual's sale of NAM to United Asset Management Corporation ("UAM"). On January 29, 1993, Provident Mutual and PLACA approved the Fund's investment advisory agreements for the Bond, Managed, and Aggressive Growth Portfolios and for the International Portfolio. Provident Mutual and/or PLACA voted their Fund shares for or against such approvals, or withheld their votes, in the same proportion as Policyowners having an interest in the respective Portfolios, voted for, against or withheld their votes with respect to the Agreement for that Portfolio.

  On     , 1996, an amended investment advisory agreement between the Fund and
SAC was approved by NLIC, the initial shareholder of the Sentinel Growth and Common Stock Portfolios, to extend SAC's provision of investment advisory services to each of these Portfolios.

  NAM, PIMC and SAC provide investment advice to the Fund, pursuant to the Fund's investment advisory agreements. Subject at all times to the supervision and approval of the Fund's Board of Directors, the Advisers render investment advisory services with respect to the Fund's Portfolios in a manner consistent with their stated investment policies, objectives and restrictions. In connection therewith, the Advisers advise the Fund as to what investments should be purchased and sold and places orders for all such purchases and sales on behalf of the Fund.

  NAM is a registered investment adviser, and is a wholly-owned subsidiary of UAM. Its address is 937 Haverford Road, Bryn Mawr, Pennsylvania 19010. PIMC is a registered investment adviser and is also an indirect wholly-owned subsidiary of Provident Mutual. Its address is 1600 Market Street, Philadelphia, Pennsylvania 19103. SAC is a registered investment adviser and is a Vermont general partnership owned and controlled by Sigma American Corporation, an indirect wholly-owned subsidiary of Provident Mutual and by National Life Investment Management Company, Inc. ("NLIMC") a wholly-owned subsidiary of NLIC. Its address is National Life Drive, Montpelier, Vermont.

ADVISORY AGREEMENTS

  On October 26, 1992, the Fund's Board of Directors, including a majority of its non-interested directors, voted unanimously to approve the investment advisory agreement with SAC and to continue the investment advisory agreement with PIMC for the International Portfolio. On April 26, 1995, the Fund's Board of Directors, including a majority of its "non-interested" directors, unanimously voted to approve continuation of all of the investment advisory
agreements with NAM, SAC and PIMC. On     , 1996, the Fund's Board of
Directors, including a majority of the "non-interested" directors, voted unanimously to approve an amendment to the investment advisory agreement between the Fund and SAC to include SAC providing investment advisory services to the Sentinel Growth Portfolio and the Common Stock Portfolio. Each of the agreements terminates automatically in the event of its assignment or, with respect to any Portfolio, upon 60 days' notice given by the Fund's Board of Directors, by the Adviser or by majority vote (as defined in the Investment Company Act and the rules thereunder) of the Portfolio's shares. Otherwise, the investment advisory agreements will continue in force with respect to any Portfolio so long as their continuance is approved at least annually by a majority of the "non-interested" members of the Fund's Board of Directors, and by (i) a majority vote (as defined in the Investment Company Act of 1940 and the rules thereunder) of the Portfolio's shareholders or (ii) the Fund's Board of Directors.

  The Advisers manage the investment operations of the Fund and the composition of each Portfolio, including the purchase, retention and disposition of the investments, securities and cash contained therein, in accordance with each Portfolio's investment objectives and policies as stated in the Fund's Articles of Incorporation, By-Laws, Prospectus and Statement of Additional Information as from time to time in effect. In connection therewith, the Advisers provide investment research and supervision of the Fund's investments and conduct a continuous program of investment evaluation and, if appropriate, sales and reinvestment of the Fund's assets. The Advisers furnish to the Fund such statistical information, with respect to the investments which the Fund may hold or contemplate purchasing, as the Fund may reasonably request. On the Advisers' own initiatives, the Advisers apprise the Fund of important developments materially affecting each Portfolio and furnish the Fund from time to time such information as the Advisers may believe appropriate for this purpose. The Advisers also implement all purchases and sales of investments for each Portfolio in a manner consistent with such policies.

  Money Market Portfolio. The investment advisory fee paid to PIMC with respect to the Money Market Portfolio is 0.25% of the average daily net assets of the Portfolio.

  Growth Portfolio. The investment advisory fee paid to NAM with respect to the Growth Portfolio is 0.50% of the first $20 million of the average daily net assets of the Portfolio, 0.40% of the next $20 million of the average daily net assets of the Portfolio and 0.30% of the average daily net assets in excess of $40 million.

  Sentinel Growth Portfolio. 0.50% of the first $20 million of the average daily net assets of the Portfolio, 0.40% of the next $20 million of the average daily net assets of the Portfolio, and 0.30% of the average daily net assets in excess of $40 million.

  Common Stock Portfolio. 0.40% of the first $100 million of the average daily net assets of the Portfolio and 0.35% of the average daily net assets in excess of $100 million.

  Aggressive Growth Portfolio. The investment advisory fee paid to SAC with respect to the Aggressive Growth Portfolio is 0.50% of the first $20 million of the average daily net assets of the Portfolio, 0.40% of the next $20 million of the average daily net assets of the Portfolio and 0.30% of the average daily net assets in excess of $40 million.

  International Portfolio. The investment advisory fee paid to PIMC with respect to the International Portfolio is 0.75% of the first $500 million of the average daily net assets of the Portfolio and 0.60% of the average daily net assets in excess of $500 million (See "Sub-Investment Advisory Agreement for International Portfolio", Page 12).

  Bond Portfolio. The investment advisory fee paid to SAC with respect to the Bond Portfolio is 0.35% of the first $100 million of the average daily net assets of the Portfolio and 0.30% of the average daily net assets in excess of $100 million.

  Managed Portfolio. The investment advisory fee paid to SAC with respect to the Managed Portfolio is 0.40% of the first $100 million of the average daily net assets of the Portfolio and 0.35% of the average daily net assets in excess of $100 million.

  The investment advisory fee incurred for NAM during 1995 with respect to the Growth Portfolio was $ . The total investment advisory fee incurred for PIMC
during 1995 was $  , allocated $   and $   to the Money Market and
International Portfolios, respectively. The total investment advisory fee
incurred for SAC during 1995 was $  , allocated $  , $  , and $   to the Bond,
Managed and Aggressive Growth Portfolios, respectively.

  The investment advisory fee incurred for NAM during 1994 with respect to the Growth Portfolio was $391,249. The total investment advisory fee incurred for PIMC during 1994 was $191,632, allocated $40,010 and $151,622 to the Money Market and International Portfolios, respectively. The total investment advisory fee incurred for SAC during 1994 was $212,836, allocated $34,014, $115,614 and $63,208 to the Bond, Managed and Aggressive Growth Portfolios, respectively.

  The investment advisory fee incurred for NAM during 1993 with respect to the Growth Portfolio was $361,639. The total investment advisory fee incurred for PIMC during 1993 was $95,436, allocated $22,986 and $72,450 to the Money Market and International Portfolios, respectively. The total investment advisory fee incurred for SAC during 1993 was $169,472, allocated $29,858, $90,359 and $49,255 to the Bond, Managed and Aggressive Growth Portfolios, respectively.

  Expenses that are borne directly by the Portfolios include redemption expenses, expenses of the Portfolio transactions, shareholding servicing costs, expenses of registering the shares under Federal and state securities laws, interest, certain taxes, charges of the Custodian and Transfer Agent and other expenses attributable to a particular Portfolio. Expenses which are allocated on the basis of size of the respective Portfolios include directors' fees, legal expenses, state franchise taxes, auditing services, costs of printing proxies, stock certificates, Securities and Exchange Commission fees, accounting costs, pricing costs (including the daily calculation of net asset value), and other expenses properly payable by the Fund and allocable on the basis of size of the respective Portfolios. Depending upon the nature of a lawsuit, litigation costs may be directly applicable to the Portfolios or allocated on the basis of the size of the respective Portfolios. Prior to November 1, 1991 Provident Mutual reimbursed the Fund for operating expenses and interest charges, excluding investment advisory fees, in excess of an annual rate of 0.25% of the average daily net asset value of each Portfolio then in effect. Effective November 1, 1991 Provident Mutual agreed to reimburse the Fund for such expenses in excess of 0.40% of the average daily net asset value of each of the Money Market, Growth, Aggressive Growth, Bond and Managed Portfolios and 0.75% for the International Portfolio. During 1992, Provident Mutual reimbursed the Fund for $81,997 of expenses, allocated $16,455 to the Growth Portfolio; $5,588 to the Money Market Portfolio; $3,173 to the Bond Portfolio; $4,924 to the Managed Portfolio; $5,151 to the Aggressive Growth Portfolio and $46,706 to the International Portfolio. Expenses reimbursed by Provident Mutual for 1991 were $175,500 and for 1990 $150,569. There was no reimbursement in 1994 or 1993.

  NLIC has agreed to reimburse the Fund for ordinary operating expenses of the Sentinel Growth and Common Stock Portfolios, excluding investment advisory fees, in excess of an annual rate of 0.40% of the average daily net assets of each of these Portfolios.

  Certain administrative services are provided for the Fund by PFPC, Inc. ("PFPC") pursuant to an Administration Agreement, including maintenance of the Portfolios' books and records, preparation of governmental filings, statements and returns and stockholder reports, and computation of net asset value and daily dividends. PFPC is a wholly-owned subsidiary of PNCBank.

SUB-INVESTMENT ADVISORY AGREEMENT FOR INTERNATIONAL PORTFOLIO

  As stated in the Prospectus, PIMC has entered into a Sub-Investment Advisory Agreement with The Boston Company Asset Management, Inc. ("TBC"), under which PIMC receives recommendations, research and other investment services upon which it may base its investment recommendation to the Fund. For its services to PIMC, TBC receives compensation from PIMC equal to the greater of: (i) a monthly fee at an effective annual rate of 0.375% of the first $500 million of the average daily net assets of the Portfolio and 0.30% of the average daily net assets in excess of $500 million; or (ii) $20,000 per year.

  The Sub-Investment Advisory Agreement was approved by a majority of the Fund's Board of Directors, including a majority of its "non-interested" directors, on July 14, 1994 and became effective on July 18, 1994. On April 26, 1995, the Fund's Board of Directors, including a majority of its "non-interested" directors, unanimously voted to approve continuation of the Sub-Advisory Agreement with TBC. On November 15, 1994 the Sub-Advisory Agreement was approved by shareholders of the International Portfolio. The Sub-Advisory Agreement will continue in effect from year to year as long as such continuance is approved at least annually by a majority of the "non-interested" members of the Fund's Board of Directors and by (i) a majority vote of the Portfolio's shareholders or (ii) the Fund's Board of Directors. The Sub-Advisory Agreement may be terminated without penalty on 60 days' prior written notice by the Fund's Board of Directors, by the Adviser or by TBC, as the case may be, and is terminated automatically in the event of its assignment.

  For 1994, PIMC incurred $75,811 for investment advisory services rendered by TBC and Cseh International Associates, Inc. under the prior Sub-Investment Advisory Agreement in connection with the International Portfolio. For 1995,
PIMC incurred $   for investment advisory services rendered by TBC.

INFORMATION ABOUT ADVISERS

  The principal officers of NAM are:

                               POSITION WITH             POSITION WITH
        NAME                        NAM                     THE FUND
        ----                   -------------             -------------
Timothy M. Havens      Chairman and Chief Executive           None
                       Officer
Daniel J. Hopkins      President and Chief                    None
                       Operating Officer
John W. Richards       Executive Vice President and           None
                       Secretary
John H. Marchesi, Jr.  Executive Vice President               None
O. Samuel Folin        Senior Vice President                  None
Harry K. Hiestand      Senior Vice President                  None
Stephen A. Mozur       Senior Vice President                  None
Samuel W. Parke        Senior Vice President                  None
Samuel R. Roberts      Senior Vice President and              None
                       Treasurer
John K. Schneider      Senior Vice President                  None
Edward T. Shadek, Jr.  Senior Vice President                  None
Denise B. Taylor       Senior Vice President                  None
Madelyn Y. Wharton     Senior Vice President                  None

  The principal officers of PIMC are:

                                POSITION WITH                POSITION WITH
        NAME                        PIMC                        THE FUND
        ----                    -------------                -------------
Stanley R. Reber       President                       Chairman, President and
                                                       Chief Executive Officer
Dina M. Welch          Vice President                  None
Rosanne Gatta          Treasurer                       Treasurer and Comptroller
Linda E. Senker        Legal Officer--Secretary        Secretary
W. Price Loesche       Assistant Secretary             None
Anthony T. Giampietro  Assistant Treasurer             None

  The principal officers of SAC are:

                                POSITION WITH                POSITION WITH
        NAME                         SAC                        THE FUND
        ----                    -------------                -------------
Keniston P. Merrill    Chairman and Chief Executive
                       Officer                                    None
Rodney A. Buck         Senior Vice President &
                       Director of Marketable Fixed
                       Income Securities                          None
D. Russell Morgan      Counsel                                    None
William M. Hedberg     Vice President & Director of
                       Equity Research                            None

                             POSITION WITH          POSITION WITH
       NAME                       SAC                 THE FUND
       ----                  -------------          -------------
Richard D. Temple   Vice President & Portfolio
                    Manager                             None
William C. Vautin   Vice President & Portfolio
                    Manager                             None
Louis E. Conrad II  Assistant Vice President &
                    Equity Portfolio
                    Manager/Analyst                     None
Kenneth J. Hart     Assistant Vice President &
                    Portfolio Manager/Analyst           None
Lisa M. Marcoux     Secretary                           None
Jean K. Landolt     Assistant Secretary                 None
Dean R. Howe        Treasurer                           None
Mark H. Lang        Assistant Treasurer                 None

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

  The Advisers to the Fund place all portfolio orders on behalf of each Portfolio and attempt, in all cases, to obtain the most favorable prices and executions.

  Equity securities are customarily traded on the stock exchange, but may also be traded over-the-counter. Bonds and debentures are customarily traded over-the-counter but may be traded on the bond exchange. Money market instruments are traded primarily in the over-the-counter market. Purchases and sales on the stock exchanges are effected by brokers and normally involve the payment of brokerage commissions. Over-the-counter securities are purchased directly from the issuer or dealers who are usually acting as principals for their own accounts. These securities are generally traded on a net basis and do not involve either brokerage commissions or transfer taxes. Consequently, the cost of executing such transactions consists primarily of mark-ups on the value of the securities or dealer spreads and underwriting commissions.

  The Advisers to the Fund determine the brokers to be used for purchases and sales of each Portfolio's securities. There are no arrangements whatsoever, written or oral, relating to the allocation to specific brokers of orders for Portfolio transactions. Consideration is given to those firms providing statistical and research services to the investment advisers, but it is generally not the policy of any Portfolio to pay higher brokerage commissions to a firm solely because it has provided such services. Statistical and research services furnished by brokers typically include: analysts' reports on companies and industries, market forecasts, economic analyses and the like. Such services may tend to reduce the expenses of the Adviser and this has been considered in setting the advisory fees paid by the Fund.

  During the period from January 1, 1994 to December 31, 1994, the Fund paid aggregate brokerage fees of $317,402.55 of which $203,912.94 was paid by the Growth Portfolio, $15,232.26 by the Managed Portfolio, $18,858.00 by the Aggressive Growth Portfolio and $79,399.35 by the International Portfolio; for the period from January 1, 1993 to December 31, 1993, the Fund paid aggregate brokerage fees of $230,328.59, of which $163,168.22 was paid by the Growth Portfolio, $16,338.60 by the Managed Portfolio, $16,982.40 by the Aggressive Growth Portfolio and $33,839.37 by the International Portfolio; for the period from January 1, 1992 to December 31, 1992, aggregate brokerage fees paid were $136,473.75, of which $76,770 was paid by the Growth Portfolio, $27,577 by the Managed Portfolio, $10,114.34 by the Aggressive Growth Portfolio and $22,012.41 by the International Portfolio.

                        DETERMINATION OF NET ASSET VALUE

  As stated in the Prospectus, the Fund will offer and sell its shares at each Portfolio's per share net asset value. The net asset value of the shares of each Portfolio of the Fund is determined as of the close of the New York Stock Exchange on each day when the New York Stock Exchange is open for business for the day prior to the day on which a transaction is to be effected.

  The Fund's Board of Directors has specifically approved the use of a pricing service for debt securities with maturities generally exceeding one year. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institution size, trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

  Money market instruments with a remaining maturity of 60 days or less held by any Portfolio, and all instruments held by the Money Market Portfolio (including master demand notes) will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity); thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. For purposes of this method of valuation, the maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument. During periods of declining interest rates, the daily yield on shares of the Money Market Portfolio may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost resulted in a lower aggregate portfolio value on a particular day, a prospective investor would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors would receive less investment income. The converse would apply in a period of rising interest rates.

  Use of the amortized cost valuation method by the Money Market Portfolio requires that Portfolio to maintain a dollar-weighted average maturity of 90 days or less and to only purchase obligations having remaining maturities of 13 months or less. In addition, the Portfolio can invest only in obligations determined by the Directors to present minimal credit risks. When an eligible security (described on pages 10 and 11 of the Prospectus) goes into default or has its rating downgraded thereby causing it to no longer be an eligible security, the Directors must promptly reassess whether such security presents a minimal credit risk and whether continuing to hold the security is in the Portfolio's best interest. In addition, as to certain types of investments, the Portfolio may only invest in obligations meeting the quality requirements spelled out in the Prospectus. Furthermore, investments in the securities of any one issuer may not exceed 5% of the Portfolio's total assets at the time of such purchase, nor may investments in "second-tier securities" (eligible securities which are not rated in the highest short term rating category by at least two nationally recognized statistical rating organizations (NRSRO) or one NRSRO if it is the only NRSRO rating that security or comparable unrated securities), exceed 5% of the Portfolio's total assets nor may investments in any one issuer exceed the greater of 1% of the Portfolio's total assets or $1 million. The Directors have established procedures designed to stabilize, to the extent reasonably possible, the Money Market Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of that Portfolio's investment holdings by the Directors, at such intervals as they may deem appropriate, to determine whether the net asset value calculated by using available market quotations or equivalents deviates from $1.00 per share. If such deviation exceeds 1/2 of 1%, the Directors will promptly consider what action, if any, will be initiated. In the event the Directors determine that a deviation exists which may result in material dilution or other unfair results to new or existing investors, the Directors will take such corrective action as they regard as necessary and appropriate, including: the sale of Portfolio instruments prior to maturity; the withholding of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind or the establishment of a net asset value per share based upon available market quotations.

  The methods used to value other assets of each Portfolio are described more fully in the Prospectus.

                       PURCHASE AND REDEMPTION OF SHARES

  Other than the shares sold to seed the Managed, Aggressive Growth and International Portfolios, and to NLIC to seed the Sentinel Growth and Common Stock Portfolios, shares of the Fund currently will be sold, without sales charge, only to separate accounts of Provident Mutual and the Variable Annuity Separate Account of Providentmutual Life and Annuity Company of America and to variable life insurance separate accounts of NLIC. In the future, shares of the Fund may be sold to separate accounts of other insurance companies to fund variable annuity as well as variable life insurance contracts.

  The Fund is required to redeem all full and fractional shares of the Fund for cash at the net asset value per share. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which (a) trading on the New York Stock Exchange is restricted or such exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of Portfolio securities or determination of the net asset value of a Portfolio is not reasonably practicable; and (c) the Securities and Exchange Commission by order permits postponement for the protection of shareholders.

                                     TAXES

  Each Portfolio of the Fund is treated as a separate entity for federal income tax purposes. Each Portfolio intends to elect and to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify for treatment as a regulated investment company, a Portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude foreign currency gains which are ancillary to the Fund's principal business of investing in stock or securities or options and futures with respect to such stock or securities), other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its investing in such stock, securities or currencies. In addition, to qualify for treatment as a "regulated investment company", each Portfolio must derive less than 30% of its gross income in each taxable year from gains (without deduction for losses) from the sale or other disposition of securities held for less than three months. If each Portfolio qualifies as a "regulated investment company" and complies with the relevant provisions of the Code, each Portfolio will be relieved of federal income tax on the part of its net ordinary income and realized net capital gain which it distributes to the separate accounts.

  In order to meet the 30% restriction described above, each Portfolio of the Fund may be limited in its ability to engage (consistent with its investment objectives and policies) in certain types of investments or might be required to continue holding an investment beyond the time it might otherwise consider prudent.

  The Federal tax laws impose a four percent nondeductible excise tax on each regulated investment company with respect to an amount, if any, by which such company does not meet distribution requirements specified in such tax laws. Each Portfolio of the Fund intends to comply with such distribution requirements and thus does not expect to incur the four percent nondeductible excise tax.

  Foreign Taxes. Investment income received from sources within foreign countries may be subject to foreign income taxes. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30% or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors (such as the International Portfolio) to a reduced rate of tax (generally 10-15%) or to certain exemptions from tax. The International Portfolio will operate so as to qualify for such reduced tax rates or tax exemptions whenever possible. While policyowners will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the International Portfolio.

  The discussion of "Dividends, Distributions and Taxes" in the Prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal Revenue Service.

                                 CAPITAL STOCK

  The Fund was incorporated in Maryland on March 21, 1985. The authorized capital stock of the Fund consists of two hundred million shares of common stock $.01 par value. The shares of common stock are divided into eight classes--Growth Portfolio, Sentinel Growth Portfolio, Common Stock Portfolio, Money Market Portfolio, Bond Portfolio, Managed Portfolio, Aggressive Growth Portfolio and International Portfolio common stock. The Money Market Portfolio currently consists of ten million shares; each of the other classes currently consists of five million shares. The Fund may establish additional portfolios and may allocate its shares either to such new classes or to any of the eight existing classes.

  The balance of the shares may be issued to the existing Portfolios or to new Portfolios having the number of shares and descriptions, powers, and rights, and the qualifications, limitations, and restrictions as the Board of Directors may determine. The Board of Directors also may change the designation of any Portfolio and may increase or decrease the numbers of shares of any Portfolio, but may not decrease the number of shares of any Portfolio below the number of shares then outstanding.

  Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Portfolio and, upon liquidation or dissolution, in the net assets of such Portfolio remaining after satisfaction of outstanding liabilities.

VOTING RIGHTS

  The Fund does not hold routine annual shareholders' meetings. Shareholders' meetings will be called whenever one or more of the following is required to be acted on by shareholders pursuant to the Investment Company Act of 1940: (1) election of directors; (2) approval of an investment advisory agreement; (3) ratification of selection of independent auditors; or (4) approval of an underwriting agreement.

  All shares of common stock have equal voting rights (regardless of the net value per share) except that on matters affecting only one Portfolio, only shares of the respective Portfolio are entitled to vote. The shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so, and in such event the holders of the remaining shares would not be able to elect any directors.

  Matters in which the interests of all the Portfolios are substantially identical (such as the election of Directors or the approval of independent public accountants) will be voted on by all shareholders without regard to the separate Portfolios. Matters that affect all the Portfolios but where the interests of the Portfolios are not substantially identical (such as approval of an Investment Advisory Agreement) would be voted on separately by each Portfolio. Matters affecting only one Portfolio, such as a change in its fundamental policies, are voted on separately by that Portfolio.

  Matters requiring separate shareholder voting by a Portfolio shall have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Portfolios; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Fund.

  The phrase "a majority of the outstanding voting securities" of a Portfolio (or of the Fund) means the vote of the lessor of: (1) 67% of the shares of a Portfolio (or the Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of a Portfolio (or the Fund).

                                 CODE OF ETHICS

  The Board of Directors of the Fund has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940 (the "Code of Ethics"). The Code of Ethics covers the conduct (including the personal securities transactions) of each officer and director of the Fund, as well as of any employees of the Fund who participate in the selection of the Fund's portfolio securities or who have access to information regarding the Fund's impending purchases and sales of portfolio securities. The Code of Ethics also covers the general conduct and personal securities transactions of (but does not impose securities transaction reporting requirements on) any officer, director, and employee of either NAM, PIMC, SAC, TBC, or PML Securities Company ("PML") the principal underwriter of the Fund, who participates in the selection of the Fund's portfolio securities or who has access to information regarding the Fund's impending purchases and sales of portfolio securities.

  In general, the Code of Ethics restricts purchases or sales of securities being purchased or sold or being considered for purchase or sale by the Fund in which beneficial ownership is held by any of the directors, officers, or employees of either the Fund, the Advisers, TBC, or PML. Certain Fund employees and directors, officers, or employees of either the Advisers, TBC, or PML (collectively referred to as "Advisory Persons") are also prohibited from purchasing securities in an initial public offering. Advisory Persons are also restricted in their purchases of private offerings of securities. The Code of Ethics also describes certain "blackout periods" during which: (1) no Advisory Person or no director, officer, or employee of the Fund may acquire ownership of a security on a day during which the Fund has a pending order to purchase or sell that same security; and (2) no person responsible for day-to-day portfolio management of any Portfolio shall purchase or sell any security within seven days before or after the Fund trades in such security. Certain specified transactions are exempt from the provisions of the Code of Ethics.

                                 OTHER SERVICES

CUSTODIAN FOR INTERNATIONAL PORTFOLIO

  The custodian for all foreign securities and assets of the International Portfolio is Citibank, N.A. Securities purchased for the Portfolio outside of the U.S. are maintained in the custody of foreign banks and trust companies which are members of Citibank's Global Custody Network and foreign depositories (foreign sub-custodians). Citibank and each of the foreign custodial institutions holding securities of the Portfolio has been approved by the Board in accordance with regulations under the 1940 Act.

  The Board reviews, at least annually, whether it is in the best interest of the Portfolio and its shareholders to maintain Portfolio assets in each custodial institution. However, with respect to foreign sub-custodians, there can be no assurance that the Portfolio and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians, or application of foreign law to the Portfolio's foreign subcustodial arrangements. Accordingly, an investor should recognize that the noninvestment risks involved in holding assets abroad may be greater than those associated with investing in the U.S.

INDEPENDENT ACCOUNTANTS

  The firm of Coopers & Lybrand L.L.P., 2400 Eleven Penn Center, Philadelphia, PA 19103, has been selected to serve as the Fund's independent accountants.

  The financial statements of the Growth, Money Market, Bond, Managed, Aggressive Growth and International Portfolios in this Statement of Additional Information and the Condensed Financial Information and ratios derived from such financial statements included in the Prospectus have been audited by Coopers & Lybrand L.L.P., Independent Accountants, and have been included in reliance upon the report of such firm given on their authority as experts in accounting and auditing. No financial information related to the Sentinel Growth and Common Stock Portfolios is presented because these Portfolios
commenced operations on      , 1996.

LEGAL MATTERS

  The legal validity of the shares described in the Prospectus has been passed on by Linda E. Senker, Esquire. Sutherland, Asbill & Brennan of Washington, D.C. has provided advice on certain legal matters pertaining to federal securities laws applicable to the Fund.

UNDERWRITERS

  PML will serve, without compensation from the Fund, as the principal underwriter of the Fund, pursuant to an agreement with the Fund. Under the terms of the agreement, PML will not be obligated to sell any specific number of shares. PML has authority, pursuant to the agreement to enter into similar contracts with other insurance companies and with other entities registered as broker-dealers under the Securities Exchange Act of 1934.

ADDITIONAL INFORMATION

  This Statement of Additional Information and the Prospectus do not contain all the information set forth in the registration statement and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.

                              FINANCIAL STATEMENTS

                                                                            PAGE
                                                                            ----
Report of Independent Accountants..........................................
Schedules of Investments as of December 31, 1994...........................
Statements of Assets and Liabilities, December 31, 1994....................  21
Statements of Operations for the Year Ended December 31, 1994..............  22
Statements of Changes in Net Assets for the Year Ended December 31, 1994...  23
Statements of Changes in Net Assets for the Year Ended December 31, 1993...  24
Notes to Financial Statements, December 31, 1994...........................  30

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Statements of Assets and Liabilities, December 31, 1994

--------------------------------------------------------------------------------

                                          MONEY                            AGGRESSIVE
                             GROWTH      MARKET       BOND       MANAGED     GROWTH    INTERNATIONAL
                           PORTFOLIO    PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO    PORTFOLIO
----------------------------------------------------------------------------------------------------
ASSETS
 Investments, at value
  (cost $115,374,063,
  $21,112,299,
  $10,334,942,
  $29,052,181,
  $13,801,848,
  $24,914,949
  respectively) (see
  accompanying sched-
  ules).................  $113,908,735 $21,112,299 $ 9,901,867 $29,106,169 $15,315,381  $25,626,027
 Cash...................           --          --          --          --          --       780,360*
 Interest receivable....        26,828      45,094     179,642     200,906       2,866        8,060
 Dividends receivable...       307,681         --          --       32,192       1,936       50,938
 Foreign taxes receiv-
  able..................           --          --          --          --          --        29,413
 Prepaid expenses.......           --          --          --          --          --         3,641
 Receivable for invest-
  ments sold............     2,634,703         --          --      108,461     137,074       79,497
 Receivable for fund
  shares sold...........        14,908         --       29,181          10     130,425       92,786
                          ------------ ----------- ----------- ----------- -----------  -----------
 Total assets...........   116,892,855  21,157,393  10,110,690  29,447,738  15,587,682   26,670,722
                          ------------ ----------- ----------- ----------- -----------  -----------
LIABILITIES
 Accrued expenses.......       139,720      24,465      13,056      35,972      17,122       46,796
 Dividend payable.......           --       93,371         --          --          --           --
 Payable for investments
  purchased.............     1,560,003         --          --       35,939     137,600      412,065
 Payable for fund shares
  redeemed..............         2,145         --          --       12,623       3,317          --
                          ------------ ----------- ----------- ----------- -----------  -----------
 Total liabilities......     1,701,868     117,836      13,056      84,534     158,039      458,861
                          ------------ ----------- ----------- ----------- -----------  -----------
 Net assets.............  $115,190,987 $21,039,557 $10,097,634 $29,363,204 $15,429,643  $26,211,861
                          ============ =========== =========== =========== ===========  ===========
 Number of shares of
  $.01 par value common
  stock, issued and
  outstanding...........     8,229,913  21,039,557   1,037,640   2,458,773     998,414    2,253,778
                          ============ =========== =========== =========== ===========  ===========
 Net asset value, offer-
  ing and redemption
  price per share.......        $14.00       $1.00       $9.73      $11.94      $15.45       $11.63
                          ============ =========== =========== =========== ===========  ===========

* Includes foreign currency with a cost of $782,880 and a value of $780,360.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Statements of Operations for the Year Ended December 31, 1994

--------------------------------------------------------------------------------

                                                                             AGGRESSIVE
                            GROWTH    MONEY MARKET    BOND        MANAGED      GROWTH   INTERNATIONAL
                          PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends..............  $3,834,840    $    --    $       --   $   327,871   $ 41,159   $   415,965
 Interest...............     374,133     706,807       662,343    1,119,591     55,209        73,577
 Less: foreign taxes
  withheld..............     (59,433)        --            --           --         (30)      (70,481)
                          ----------    --------   -----------  -----------   --------   -----------
 Total income...........   4,149,540     706,807       662,343    1,447,462     96,338       419,061
                          ----------    --------   -----------  -----------   --------   -----------
EXPENSES
 Investment advisory
  fee...................     391,249      40,010        34,014      115,614     63,208       151,622
 Administration fee.....     152,979      21,998        13,494       40,110     17,473        53,947
 Directors' fee.........      10,003       1,479           874        2,604      1,148         1,892
 Transfer agent fee.....       5,741       2,132         1,869        2,602      1,986         2,309
 Custodian fee..........      27,447       6,774         3,264       10,830      8,423        19,598
 Legal fees.............       8,458       1,180           746        2,223        948         1,491
 Audit fees.............      16,198       2,335         1,428        4,245      1,851         2,943
 Printing...............     105,221      18,510         9,192       27,076     13,285        22,807
 Miscellaneous..........      25,419        (193)        2,698        7,094      4,533         9,304
                          ----------    --------   -----------  -----------   --------   -----------
                             742,715      94,225        67,579      212,398    112,855       265,913
 Less: expenses
  reimbursed by
  affiliated insurance
  company...............     (43,180)     (5,815)       (1,763)     (20,121)    (4,004)          --
                          ----------    --------   -----------  -----------   --------   -----------
 Total expenses.........     699,535      88,410        65,816      192,277    108,851       265,913
                          ----------    --------   -----------  -----------   --------   -----------
 Net investment income
  (loss)................   3,450,005     618,397       596,527    1,255,185    (12,513)      153,148
                          ----------    --------   -----------  -----------   --------   -----------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS
 Net realized gain
  (loss)................   8,710,006         --       (552,026)      33,117    200,840       699,972
                          ----------    --------   -----------  -----------   --------   -----------
 Change in net
  unrealized
  appreciation (depreci-
  ation) from:
  Investments...........  (9,626,405)        --       (622,045)  (1,801,984)   (43,061)   (1,101,110)
  Foreign currency
   related translations.     (28,377)        --            --           --         --        (11,254)
                          ----------    --------   -----------  -----------   --------   -----------
                          (9,654,782)        --       (622,045)  (1,801,984)   (43,061)   (1,112,364)
                          ----------    --------   -----------  -----------   --------   -----------
 Net gain (loss) on
  investments and
  foreign currency
  transactions..........    (944,776)        --     (1,174,071)  (1,768,867)   157,779      (412,392)
                          ----------    --------   -----------  -----------   --------   -----------
 Net increase (decrease)
  in net assets
  resulting from
  operations............  $2,505,229    $618,397   $  (577,544) $  (513,682)  $145,266   $  (259,244)
                          ==========    ========   ===========  ===========   ========   ===========


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Statements of Changes in Net Assets for the Year Ended December 31, 1994

--------------------------------------------------------------------------------

                                                                                AGGRESSIVE
                             GROWTH     MONEY MARKET     BOND        MANAGED      GROWTH     INTERNATIONAL
                           PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO     PORTFOLIO
----------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations:
 Net investment income
  (loss)................  $  3,450,005  $   618,397   $   596,527  $ 1,255,185  $   (12,513)  $   153,148
 Net realized gain
  (loss) on sale of
  investments...........     8,710,006          --      (552,026)       33,117      200,840       699,972
 Net unrealized
  appreciation
  (depreciation) on
  investments and
  foreign currency
  translations..........   (9,654,782)          --       (622,045)  (1,801,984)     (43,061)  (1,112,364)
                          ------------  -----------   -----------  -----------  -----------   -----------
 Net increase (decrease)
  in net assets
  resulting from
  operations............     2,505,229      618,397      (577,544)    (513,682)     145,266     (259,244)
 Distributions:
 From net realized
  gains.................       (79,165)         --       (246,014)  (1,318,716)         --        (39,209)
 From net investment
  income................    (3,183,250)    (618,397)     (561,072)  (1,136,418)         --       (273,923)
 Capital share
  transactions:
 Net contributions from
  affiliated life
  insurance companies...     6,414,227    8,533,612     1,322,599    3,348,235    3,061,801    13,102,202
                          ------------  -----------   -----------  -----------  -----------   -----------
  Total increase in net
   assets...............     5,657,041    8,533,612       (62,031)     379,419    3,207,067    12,529,826
NET ASSETS
 Beginning of period....   109,533,946   12,505,945    10,159,665   28,983,785   12,222,576    13,682,035
                          ------------  -----------   -----------  -----------  -----------   -----------
 End of period
  (including
  undistributed net
  investment income in
  the Growth Portfolio
  of $963,142; Bond
  Portfolio $168,000;
  Managed Portfolio
  $370,077 and
  International
  Portfolio $148,141....  $115,190,987  $21,039,557   $10,097,634  $29,363,204  $15,429,643   $26,211,861
                          ============  ===========   ===========  ===========  ===========   ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Statements of Changes in Net Assets for the Year Ended December 31, 1993

--------------------------------------------------------------------------------

                                                                                AGGRESSIVE
                             GROWTH     MONEY MARKET     BOND        MANAGED      GROWTH     INTERNATIONAL
                           PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO     PORTFOLIO
----------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations:
 Net investment income
  (loss)................  $  2,876,969  $   235,150   $   472,003  $   757,967  $    (6,855)  $    65,437
 Net realized gain
  (loss) on sale of
  investments...........       175,655          --        351,592    1,609,029      (46,967)      273,923
 Net unrealized
  appreciation
  (depreciation) on
  investments and
  foreign currency
  translations..........     6,733,147          --        (45,968)    (134,123)     832,547     2,563,837
                          ------------  -----------   -----------  -----------  -----------   -----------
 Net increase (decrease)
  in net assets
  resulting from
  operations............     9,785,771      235,150       777,627    2,232,873      778,725     2,903,197
 Distributions:
 From net realized
  gains.................    (2,105,949)         --            --           --           --       (151,354)
 From net investment
  income................    (2,755,094)    (235,150)     (435,126)    (627,372)     (18,436)      (58,413)
 In excess of net
  investment income.....    (1,385,071)         --            --           --           --            --
 Capital share
  transactions:
 Net contributions from
  affiliated life
  insurance companies...    23,113,443    4,367,621     3,106,717   11,432,413    3,433,520     4,261,811
                          ------------  -----------   -----------  -----------  -----------   -----------
  Total increase in net
   assets...............    26,653,100    4,367,621     3,449,218   13,037,914    4,193,809     6,955,241
NET ASSETS
 Beginning of period....    82,880,846    8,138,324     6,710,447   15,945,871    8,028,767     6,726,794
                          ------------  -----------   -----------  -----------  -----------   -----------
 End of period
  (including
  undistributed net
  investment income in
  the Growth Portfolio
  of $724,763; Bond
  Portfolio $132,543;
  Managed Portfolio
  $251,310 and
  International
  Portfolio $66,327.....  $109,533,946  $12,505,945   $10,159,665  $28,983,785  $12,222,576   $13,682,035
                          ============  ===========   ===========  ===========  ===========   ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Financial Highlights

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                  GROWTH PORTFOLIO
-----------------------------------------------------------------------------------

                                    01/01/94  01/01/93  01/01/92 01/01/91  01/01/90
                                       TO        TO        TO       TO        TO
                                    12/31/94  12/31/93  12/31/92 12/31/91  12/31/90
-----------------------------------------------------------------------------------
Net asset value, beginning of pe-
 riod.............................  $ 14.09    $13.73    $13.88  $ 12.08    $13.16
                                    -------   -------    ------  -------    ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............      .43       .38       .46      .50       .55
Net realized and unrealized gain
 (loss) on investments............     (.10)      .94       .17     1.71      (.25)
                                    -------   -------    ------  -------    ------
  Total from investment
   operations.....................      .33      1.32       .63     2.21       .30
                                    -------   -------    ------  -------    ------
LESS DISTRIBUTIONS:
Dividends to shareholders from net
 investment income................     (.41)     (.39)     (.46)    (.41)     (.53)
Dividends to shareholders from net
 capital gains....................     (.01)     (.35)     (.32)    (.00)     (.85)
Dividends to shareholders in
 excess of net investment income..      --       (.22)      --       --        --
                                    -------   -------    ------  -------    ------
  Total distributions.............    (0.42)     (.96)     (.78)    (.41)    (1.38)
                                    -------   -------    ------  -------    ------
Net asset value, end of period....   $14.00    $14.09    $13.73   $13.88    $12.08
                                    =======   =======    ======  =======    ======
 Total Return.....................     2.40%     9.43%     4.74%   18.50%     2.39%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)..  115,191   109,534    82,881   55,357    35,658
Ratios of expenses to average net
 assets (annualized)/1/...........      .63%      .76%      .79%     .76%      .75%
Ratios of net investment income to
 average net assets (annualized)..     3.10%     2.86%     3.53%    3.91%     4.27%
Portfolio turnover ...............       63%       51%       35%      28%       47%

--------------------------------------------------------------------------------
/1/Annualized.expense ratios for the Growth Portfolio before reimbursement of expenses by affiliated insurance company for the years ended December 31, 1994, 1993, 1992, 1991 and 1990 were as follows: 0.67%, 0.76%, 0.82%, 0.98%
   and 1.01%, respectively.


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                   MONEY MARKET
                                                    PORTFOLIO
-------------------------------------------------------------------------------

                                   01/01/94 01/01/93 01/01/92 01/01/91 01/01/90
                                      TO       TO       TO       TO       TO
                                   12/31/94 12/31/93 12/31/92 12/31/91 12/31/90
-------------------------------------------------------------------------------
Net asset value, beginning of
 period..........................   $ 1.00   $ 1.00   $1.00    $1.00    $1.00
                                    ------   ------   -----    -----    -----
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income............      .04      .03     .03      .06      .07
                                    ------   ------   -----    -----    -----
 Total from investment
  operations.....................      .04      .03     .03      .06      .07
LESS DISTRIBUTIONS:
Dividends to shareholders from
 net investment income...........     (.04)    (.03)   (.03)    (.06)    (.07)
                                    ------   ------   -----    -----    -----
 Total Distributions.............     (.04)    (.03)   (.03)    (.06)    (.07)
                                    ------   ------   -----    -----    -----
Net asset value, end of period...   $ 1.00   $ 1.00   $1.00    $1.00    $1.00
                                    ======   ======   =====    =====    =====
 Total return....................     3.81%    2.59%   3.18%    5.69%    8.00%
                                    ------   ------   -----    -----    -----
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000).   21,040   12,506   8,138    7,047    5,411
Ratios of expenses to average net
 assets (annualized)/1/..........      .55%     .65%    .65%     .53%     .50%
Ratios of net investment income
 to average net assets
 (annualized)....................     3.86%    2.56%   3.12%    5.49%    7.72%
-------------------------------------------------------------------------------

1. Annualized expense ratios for the Money Market Portfolio before reimburse-ment of expenses by affiliated insurance company for the years ended Decem-ber 31, 1994, 1993, 1992, 1991 and 1990 were as follows: 0.59%, 0.65%,
   0.73%, 0.86% and 0.86%, respectively.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                 BOND PORTFOLIO
-------------------------------------------------------------------------------

                                  01/01/94  1/01/93  01/01/92 01/01/91 01/01/90
                                     TO        TO       TO       TO       TO
                                  12/31/94  12/31/93 12/31/92 12/31/91 12/31/90
-------------------------------------------------------------------------------
Net asset value, beginning of
 period.........................   $11.21    $10.73   $10.80   $10.04   $10.09
                                   ------    ------   ------   ------   ------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...........      .62       .60      .64      .77      .79
Net realized and unrealized gain
 (loss) on investments..........    (1.23)      .48     (.03)     .57     (.05)
                                   ------    ------   ------   ------   ------
 Total from investment
  operations....................     (.61)     1.08      .61     1.34      .74
                                   ------    ------   ------   ------   ------
LESS DISTRIBUTIONS:
Dividends to shareholders from
 net investment income..........     (.60)     (.60)    (.68)    (.58)    (.79)
Dividends to shareholders from
 net capital gains..............     (.27)     (.00)    (.00)    (.00)    (.00)
                                   ------    ------   ------   ------   ------
 Total distributions............     (.87)     (.60)    (.68)    (.58)    (.79)
                                   ------    ------   ------   ------   ------
Net asset value, end of period..   $ 9.73    $11.21   $10.73   $10.80   $10.04
                                   ======    ======   ======   ======   ======
Total return....................    (5.62)%   10.32%    5.95%   13.93%    7.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 $(000).........................   10,098    10,160    6,710    4,365    3,711
Ratios of expenses to average
 net assets (annualized)/1/.....      .68%      .75%     .75%     .63%     .60%
Ratios of net investment income
 to average net assets
 (annualized)...................     6.14%     5.53%    6.34%    7.58%    8.00%
Portfolio turnover..............      151%       71%       4%      32%      53%
-------------------------------------------------------------------------------

1. Annualized expense ratios for the Bond Portfolio before reimbursement of ex-penses by affiliated insurance company for the years ended December 31, 1994, 1993, 1992, 1991 and 1990 were as follows: 0.70%, 0.75%, 0.81%, 0.93%
   and 0.96%, respectively.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                   MANAGED
                                                  PORTFOLIO
-------------------------------------------------------------------------------

                                 01/01/94  01/01/93 01/01/92 01/01/91 01/01/90
                                    TO        TO       TO       TO       TO
                                 12/31/94  12/31/93 12/31/92 12/31/91 12/31/90
-------------------------------------------------------------------------------
Net asset value, beginning of
 period........................   $13.27    $12.25   $11.40   $ 9.81   $11.37
                                  ------    ------   ------   ------   ------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income..........      .53       .40      .44      .51      .57
Net realized and unrealized
 gain (loss) on investments....     (.77)     1.00      .88     1.47    (1.53)
                                  ------    ------   ------   ------   ------
 Total from investment
  operations...................     (.24)     1.40     1.32     1.98     (.96)
                                  ------    ------   ------   ------   ------
LESS DISTRIBUTIONS:
Dividends to shareholders from
 net investment income.........     (.49)     (.38)    (.47)    (.39)    (.57)
Dividends to shareholders from
 net capital gains.............     (.60)     (.00)    (.00)    (.00)    (.03)
                                  ------    ------   ------   ------   ------
 Total distributions...........    (1.09)     (.38)    (.47)    (.39)    (.60)
                                  ------    ------   ------   ------   ------
Net asset value, end of period.   $11.94    $13.27   $12.25   $11.40   $ 9.81
                                  ======    ======   ======   ======   ======
Total return...................    (1.82)%   11.62%   11.96%   20.49%   (8.61)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 $(000)........................   29,363    28,984   15,946   12,564   10,197
Ratios of expenses to average
 net assets (annualized)/1/....      .67%      .80%     .80%     .68%     .65%
Ratios of net investment income
 to average net assets
 (annualized)..................     4.34%     3.36%    3.88%    4.74%    5.48%
Portfolio turnover.............       75%       89%      32%      51%      47%

--------------------------------------------------------------------------------
1 Annualized expense ratios for the Managed Portfolio before reimbursement of expenses by affiliated insurance company for the years ended December 31, 1994, 1993, 1992, 1991 and 1990 were as follows: 0.73%, 0.80%, 0.84%, 0.95%
  and 0.98%, respectively.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Financial Highlights -- Concluded

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                           AGGRESSIVE
                                             GROWTH                                INTERNATIONAL
                                           PORTFOLIO                                 PORTFOLIO
----------------------------------------------------------------------------------------------------------------

                          01/01/94 01/01/93 01/01/92 01/01/91 01/01/90 01/01/94 01/01/93 01/01/92  11/01/91/2/
                             TO       TO       TO       TO       TO       TO       TO       TO         TO
                          12/31/94 12/31/93 12/31/92 12/31/91 12/31/90 12/31/94 12/31/93 12/31/92   12/31/91
----------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period....   $15.45   $14.72   $16.68   $10.67   $ 9.87   $11.87   $ 9.00   $9.74      $10.00
                           ------   ------   ------   ------   ------   ------   ------   -----      ------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...     (.01)    (.01)     .03      .08      .03      .05      .06     .08         .01
Net realized and
 unrealized gain (loss)
 on investments.........      .01      .77      .38     5.93     1.04     (.02)    3.09    (.81)       (.27)
                           ------   ------   ------   ------   ------   ------   ------   -----      ------
 Total from investment
  operations............      .00      .76      .41     6.01     1.07      .03     3.15    (.73)       (.26)
                           ------   ------   ------   ------   ------   ------   ------   -----      ------
LESS DISTRIBUTIONS:
Dividends to
 shareholders from net
 investment income......      .00     (.03)    (.07)    (.00)    (.03)    (.03)    (.08)   (.00)       (.00)
Dividends to
 shareholders from net
 capital gains..........      .00     (.00)   (2.30)    (.00)    (.24)    (.24)    (.20)   (.01)       (.00)
                           ------   ------   ------   ------   ------   ------   ------   -----      ------
 Total distributions....      .00     (.03)   (2.37)    (.00)    (.27)    (.27)    (.28)   (.01)       (.00)
                           ------   ------   ------   ------   ------   ------   ------   -----      ------
Net asset value, end of
 period.................   $15.45   $15.45   $14.72   $16.68   $10.67   $11.63   $11.87   $9.00      $ 9.74
                           ======   ======   ======   ======   ======   ======   ======   =====      ======
Total return..... ......        0%    5.20%    2.58%   56.33%   10.77%     .26%   36.11%  (7.30)%     (2.88)%/3/
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period $(000)..........   15,430   12,223    8,029    2,751      772   26,212   13,682   6,727       4,979
Ratios of expenses to
 average net assets
 (annualized)/1/........      .86%     .90%     .90%     .79%     .75%    1.32%    1.50%   1.50%       1.48%
Ratios of net investment
 income to average net
 assets (annualized)....    (.10)%   (.07)%     .37%     .80%     .27%     .72%     .68%   1.05%        .26%
Portfolio turnover......       60%      60%      18%      95%      27%      32%      37%     35%          1%

--------------------------------------------------------------------------------
/1./ Annualized expense ratios before reimbursement of expenses by affiliated in-surance company and fee waivers by the administrator were as follows:
     Ag-gressive Growth Portfolio for the years ended December 31, 1994, 1993, 1992, 1991 and 1990: 0.89%, 0.90%, 1.00%, 1.32%, and 2.43%, respectively;
     Interna-tional Portfolio for the years ended December 31, 1994, 1993, 1992 and the period ended December 31, 1991, 1.32%, 1.50%, 2.65% and 3.40%, respectively.
/2./ Commencement of operations.
/3./ Total returns for periods less than one year are not annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
Notes to Financial Statements, December 31, 1994

--------------------------------------------------------------------------------

1. ORGANIZATION

The Market Street Fund, Inc. (Fund) is registered as an open-end diversified management company under the Investment Company Act of 1940, as amended. As a "series" type of mutual fund, the Fund issues separate classes (or series) of stock currently consisting of the Growth Portfolio, Money Market Portfolio, Bond Portfolio, Managed Portfolio, Aggressive Growth Portfolio and Interna-tional Portfolio. The Fund serves as an investment medium for modified premium and flexible premium adjustable variable life insurance policies and individual flexible premium deferred variable annuity contracts (Policies) issued by Prov-ident Mutual Life Insurance Company (PMLIC) and for flexible premium deferred variable annuity contracts issued by Providentmutual Life and Annuity Company of America (PLACA). The Fund also serves as the investment medium for single premium and scheduled premium variable life insurance policies which are no longer being issued.

2. ACCOUNTING POLICIES

 Valuation of Investments

Bonds are carried in the accompanying financial statements at market value based on the last bid price on a national securities exchange or on quoted prices from a third-party pricing service. Investments in common and preferred stocks which are primarily traded on recognized U.S. or foreign securities ex-changes are valued at the last sale price on exchanges on the last business day of the period, or, if there was no sale, at the last bid price on that day. Short-term investments with maturities of less than 60 days and Money Market Portfolio investments are valued at amortized cost which approximates market.

 Investments

Security transactions are accounted for on the trade date. The cost of investment securities sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date.

 Foreign Currency Translations

Foreign currency amounts are translated into U.S. Dollars on the following bases:

  (i) Market value of investment securities, assets, liabilities at the daily rate of exchange;

  (ii) Purchases and sales of investment securities are valued at the rate of exchange prevailing on the respective dates of such transactions and subsequently adjusted to the settlement dates using the daily rate of exchange;

  (iii) Income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Exchange gains or losses are recognized upon ultimate receipt or disbursement.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the lack of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

 Dividends to Shareholders

Dividends of investment income of the Money Market Portfolio are declared daily and paid monthly. The remaining Portfolios declare and pay dividends of investment income quarterly. For all Portfolios, distributions of capital gains are declared and paid annually.

 Federal Income Taxes

Each Portfolio of the Fund intends to continue to qualify as a "regulated investment company" under

--------------------------------------------------------------------------------
Market Street Fund, Inc.
Notes to Financial Statements, December 31, 1994 -- Continued

--------------------------------------------------------------------------------
certain provisions of the Internal Revenue Code. Accordingly, each Portfolio is not subject to Federal income tax on ordinary income and realized capital gains which it distributes to its shareholders. Each Portfolio intends to distribute all such income.

3. INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

Investment advisory agreements have been approved, whereby Newbold's Asset Management, Inc. (NAM) is adviser for the Growth Portfolio, Providentmutual Investment Management Company (PIMC) for the Money Market Portfolio and Sentinel Advisors Company (SAC), a Vermont General Partnership, for the Bond, Managed, and Aggressive Growth Portfolios. With respect to the Growth Portfolio, NAM is compensated monthly at an effective annual rate of 0.50% of the first $20 million of the average daily net assets of the portfolio, 0.40% of the next $20 million and 0.30% of assets in excess of $40 million. PIMC is compensated monthly at an effective annual rate of 0.25% of the average daily net assets of the Money Market Portfolio. With respect to the Bond Portfolio, SAC is compensated monthly at the effective annual rate of 0.35% of the first $100 million of the average daily net assets of the portfolio and 0.30% of the assets in excess of $100 million. With respect to the Managed Portfolio, SAC is compensated monthly at the effective annual rate of 0.40% of the first $100 million of the average daily net assets of the portfolio and 0.35% of assets in excess of $100 million. With respect to the Aggressive Growth Portfolio, SAC is compensated monthly at the effective annual rate of 0.50% of the first $20 million of the average daily net assets of the portfolio, 0.40% of the next $20 million and 0.30% of assets in excess of $40 million. PIMC is the adviser for the International Portfolio and is compensated monthly at an effective annual rate of 0.75% of the first $500 million of the average daily net assets of the portfolio and 0.60% of assets in excess of $500 million. Effective July 18, 1994, The Boston Company Asset Management, Inc. ("TBC") became sub-advisor to the International Portfolio. PIMC's prior sub-investment advisory agreement had been with Cseh International & Associates, Inc. ("Cseh"). Sandor Cseh, the portfolio manager of the International Portfolio under the Cseh Agreement joined TBC and will continue to provide portfolio management services to the International Portfolio under the TBC Agreement.

PMLIC has agreed to reimburse the Fund for operating expenses and interest charges, excluding investment advisory fees. PMLIC agreed to reimburse the Growth, Money Market, Bond, Managed and Aggressive Growth Portfolios for ex-penses in excess of an annual rate of 0.40% of the average daily net asset val-ue. The International Portfolio is reimbursed for such expenses in excess of an annual rate of 0.75% of the average daily net asset value.

4. NET ASSETS

At December 31, 1994, the Portfolios' net assets consisted of:

                                          MONEY                             AGGRESSIVE
                            GROWTH       MARKET       BOND        MANAGED     GROWTH    INTERNATIONAL
                          PORTFOLIO     PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO
-----------------------------------------------------------------------------------------------------
Net contribution from
 shareholders........... $107,041,567  $21,039,557 $10,914,735  $28,906,022 $13,784,269  $24,654,655
Undistributed net in-
 vestment income .......      963,142          --      168,000      370,077         --       148,141
Undistributed net real-
 ized gain..............    8,651,606          --          --        33,117     131,841      699,972
Accumulated loss on in-
 vestment transactions..          --           --     (552,026)         --          --           --
Net unrealized
 appreciation
 (depreciation) on
 investments............   (1,465,328)         --     (433,075)      53,988   1,513,533      709,093
                         ------------  ----------- -----------  ----------- -----------  -----------
                         $115,190,987  $21,039,557 $10,097,634  $29,363,204 $15,429,643  $26,211,861
                         ============  =========== ===========  =========== ===========  ===========

--------------------------------------------------------------------------------
Market Street Fund, Inc.
Notes to Financial Statements, December 31, 1994 -- Continued

--------------------------------------------------------------------------------

5. PURCHASES AND SALES OF INVESTMENTS (EXCLUDING SHORT-TERM SECURITIES)

Purchases and proceeds on sales of investments for the portfolios, for the year ended December 31, 1994, were as follows:

                                       MONEY                           AGGRESSIVE
                           GROWTH     MARKET      BOND       MANAGED     GROWTH   INTERNATIONAL
                          PORTFOLIO  PORTFOLIO  PORTFOLIO   PORTFOLIO  PORTFOLIO    PORTFOLIO
-----------------------------------------------------------------------------------------------
PURCHASES
U.S. Gov't Obligations.. $       --   $   --    $6,527,328 $14,714,937 $      --   $       --
Corporate Bonds.........         --       --     8,247,037   2,083,565        --           --
Common Stock............  66,164,065      --           --    5,607,472  9,426,432   17,307,134
                         -----------  -------  ----------- ----------- ----------  -----------
Total Purchases......... $66,164,065  $   --   $14,774,365 $22,405,974 $9,426,432  $17,307,134
                         ===========  =======  =========== =========== ==========  ===========
SALES
U.S. Gov't Obligations.. $       --   $   --    $8,274,144 $13,248,119 $      --   $       --
Corporate Bonds.........         --       --     5,359,047     718,410        --           --
Common Stock............  64,758,697      --           --    4,164,225  6,912,170    5,796,898
                         -----------  -------  ----------- ----------- ----------  -----------
Total Sales............. $64,758,697  $   --   $13,633,191 $18,130,754 $6,912,170  $ 5,796,898
                         ===========  =======  =========== =========== ==========  ===========

6. TAX BASIS OF INVESTMENTS

Investment information based on the cost of securities for Federal income tax purposes held at December 31, 1994 is as follows:

                                          MONEY                              AGGRESSIVE
                            GROWTH       MARKET       BOND        MANAGED      GROWTH     INTERNATIONAL
                          PORTFOLIO     PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO     PORTFOLIO
-------------------------------------------------------------------------------------------------------
Aggregate gross
 unrealized
 appreciation..........  $  4,460,498  $       --  $    11,628  $ 1,046,156  $ 2,354,285   $ 1,535,559
Aggregate gross
 unrealized
 depreciation..........    (5,989,737)         --     (444,703)    (992,168)    (840,752)     (827,001)
                         ------------  ----------- -----------  -----------  -----------   -----------
Net unrealized
 appreciation
 (depreciation)........  $ (1,529,239) $       --  $  (433,075) $    53,988  $ 1,513,533   $   708,558
                         ============  =========== ===========  ===========  ===========   ===========
Aggregate cost of
 securities for federal
 income tax purposes...  $115,437,974  $21,112,299 $10,334,942  $29,052,181  $13,801,848   $24,914,949
                         ============  =========== ===========  ===========  ===========   ===========
Capital loss carryover
 (available to offset
 possible future
 capital gains.) The
 carryover expires as
 follows: Bond
 Portfolio--$552,026 in
 2002..................  $        --   $       --  $  (552,026) $       --   $       --    $       --
                         ============  =========== ===========  ===========  ===========   ===========

7. AUTHORIZED CAPITAL STOCK

On December 31, 1994, there were 200 million shares of $0.01 par value capital stock authorized for the Fund. The shares of capital stock are divided into six series: Growth Portfolio, Money Market Portfolio, Bond Portfolio, Managed Port-folio, Aggressive Growth Portfolio and International Portfolio. The Money Mar-ket Portfolio consists of 10 million shares; each of the other series consists of 5 million shares.

Transactions in capital stock of Market Street Fund, Inc. for the year ended December 31, 1994 were as follows:

                                                MONEY MARKET
                     GROWTH PORTFOLIO             PORTFOLIO            BOND PORTFOLIO       MANAGED PORTFOLIO
----------------------------------------------------------------------------------------------------------------
                    SHARES      AMOUNT       SHARES       AMOUNT      SHARES     AMOUNT     SHARES     AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold.....   1,491,546  $20,978,587   48,697,173  $48,697,173   384,884  $3,957,726   719,391  $8,834,655
Shares redeemed.  (1,272,051) (17,826,775) (40,713,247) (40,713,247) (331,715) (3,442,212) (643,917) (7,941,554)
Shares reinvest-
 ed.............     236,046    3,262,415      549,686      549,686    78,517     807,085   198,986   2,455,134
                  ----------  -----------  -----------  -----------  --------  ----------  --------  ----------
Net contribu-
 tions from af-
 filiated insur-
 ance companies.     455,541  $ 6,414,227    8,533,612  $ 8,533,612   131,686  $1,322,599   274,460  $3,348,235
                  ==========  ===========  ===========  ===========  ========  ==========  ========  ==========
                      AGGRESSIVE
                        GROWTH              INTERNATIONAL
                       PORTFOLIO              PORTFOLIO
----------------------------------------------------------------------------------------------------------------
                   SHARES     AMOUNT     SHARES      AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold.....   385,809  $5,787,860  1,457,272  $17,327,844
Shares redeemed.  (178,715) (2,726,059)  (382,445)  (4,538,774)
Shares reinvest-
 ed.............       --          --      26,855      313,132
                  --------- ----------- ---------- ------------
Net contribu-
 tions from af-
 filiated insur-
 ance companies.   207,094  $3,061,801  1,101,682  $13,102,202
                  ========= =========== ========== ============

--------------------------------------------------------------------------------
Market Street Fund, Inc.
Notes to Financial Statements, December 31, 1994 -- Continued

--------------------------------------------------------------------------------

7. AUTHORIZED CAPITAL STOCK (CONTINUED)

Transactions in capital stock of Market Street Fund, Inc. for the year ended December 31, 1993 were as follows:

                                               MONEY MARKET
                    GROWTH PORTFOLIO             PORTFOLIO            BOND PORTFOLIO        MANAGED PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
                   SHARES      AMOUNT       SHARES       AMOUNT      SHARES     AMOUNT     SHARES      AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold.....  2,208,885   29,961,103   24,341,156   24,341,156   471,590   5,247,312  1,039,415   13,517,169
Shares redeemed.   (943,171) (13,093,774) (20,203,404) (20,203,404) (230,410) (2,575,721)  (205,458)  (2,712,128)
Shares
 reinvested.....    470,402    6,246,114      229,869      229,869    39,497     435,126     49,015      627,372
                  ---------  -----------  -----------  -----------  --------  ----------  ---------  -----------
Net
 contributions
 from affiliated
 insurance
 companies......  1,736,116  $23,113,443    4,367,621  $ 4,367,621   280,677  $3,106,717    882,972  $11,432,413
                  =========  ===========  ===========  ===========  ========  ==========  =========  ===========
                      AGGRESSIVE
                        GROWTH             INTERNATIONAL
                       PORTFOLIO             PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
                   SHARES     AMOUNT     SHARES     AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold.....   364,887   5,138,902   707,140   7,730,659
Shares redeemed.  (120,321) (1,723,818) (326,690) (3,678,615)
Shares
 reinvested.....     1,272      18,436    23,946     209,767
                  --------- ----------- --------- -----------
Net
 contributions
 from affiliated
 insurance
 companies......   245,838  $3,433,520   404,396  $4,461,811
                  ========= =========== ========= ===========

Shares of the Fund are held by Provident Mutual Life Insurance Company, its Variable Life and Variable Annuity Separate Accounts and by the Providentmutual Variable Annuity Separate Account. At December 31, 1994, shares were owned by:

                                      MONEY                        AGGRESSIVE
                           GROWTH     MARKET     BOND     MANAGED    GROWTH   INTERNATIONAL
                          PORTFOLIO PORTFOLIO  PORTFOLIO PORTFOLIO PORTFOLIO    PORTFOLIO
-------------------------------------------------------------------------------------------
Growth Separate Account.  7,349,353        --        --        --       --            --
Money Market Separate
 Account................        --  12,718,703       --        --       --            --
Bond Separate Account...        --         --    777,600       --       --            --
Managed Separate
 Account................        --         --        --  1,812,306      --            --
Aggressive Growth
 Separate Account.......        --         --        --        --   827,643           --
International Separate
 Account................        --         --        --        --       --      1,432,101
Providentmutual Variable
 Annuity Separate
 Account................    847,109  8,171,895   246,494   620,818  163,459       797,537
Provident Mutual Life
 Variable Annuity
 Separate Account.......     33,451    148,959    13,546    25,649    7,312        24,140
                          --------- ---------- --------- ---------  -------     ---------
  Total.................  8,229,913 21,039,557 1,037,640 2,458,773  998,414     2,253,778
                          ========= ========== ========= =========  =======     =========

8. PRINCIPAL UNDERWRITER

PML Securities Company serves, without compensation, as the principal underwriter for sale of the Fund shares to the Accounts. PML Securities Company is an indirect wholly-owned subsidiary of PMLIC.

9. ADMINISTRATION FEES

PFPC, Inc. (PFPC) a wholly-owned subsidiary of PNC Bank maintains the Fund's financial accounts. PNC Bank is the Fund's custodian and PFPC acts as the Fund's transfer agent. The Companies are not related parties to the Fund.

The Fund pays PFPC, as administrator, an annual fee of 0.10% of net assets of the portfolios subject to a minimum of $300,000 for all portfolios.

The Growth, Money Market, Bond, Managed and Aggressive Growth Portfolios pay PNC Bank a custodian fee based on the average daily net assets per portfolio as follows: 0.025% of the first $10 million,

--------------------------------------------------------------------------------
Market Street Fund, Inc.
Notes to Financial Statements, December 31, 1994 -- Concluded

--------------------------------------------------------------------------------
0.020% on the next $30 million, 0.015% on the next $60 million and 0.012% thereafter, subject to a minimum of $2,500. The Fund, including the Interna-tional Portfolio, is also subject to a $10 transaction fee per each settlement through PNC Bank. The Fund pays PFPC a transfer agent fee equal to $1,500 a year per portfolio and $1 per transaction.

Citibank, N.A. (Citibank) maintains the International Portfolio's Foreign Custodian Account. The International Portfolio pays Citibank a custodian fee equal to $20,000 per year.

10. SUBSEQUENT DIVIDEND

On December 28, 1994 the Board of Directors declared the following net investment income and capital gain dividends to shareholders of record on December 30, 1994, ex-dividend date January 4, 1995, payable on January 5, 1995 as follows:

                                          TOTAL                 PER SHARE
                                ------------------------- ----------------------
                                NET INVESTMENT  CAPITAL   NET INVESTMENT CAPITAL
           PORTFOLIO                INCOME        GAIN        INCOME      GAIN
------------------------------- -------------- ---------- -------------- -------
Growth.........................    $963,142    $8,715,516     $.1170     $1.0590
Bond...........................     168,000           --       .1619         --
Managed........................     370,077        33,117      .1505       .0135
Aggressive Growth..............         --        131,841        --        .1321
International..................     148,141       699,972      .0657       .3106

                                                                      APPENDIX A

                 DESCRIPTION OF MONEY MARKET INSTRUMENTS AND
                       COMMERCIAL PAPER AND BOND RATINGS

PERMITTED INVESTMENTS OF THE MONEY MARKET ACCOUNT

  U.S. Government Obligations--are bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under the authority granted by Congress, including, but not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank of Cooperatives, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks, and the Federal National Mortgage Association. Some obligations of U.S. Government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; and others only by the credit of the issuing agency, authority or other instrumentality.

  Repurchase Agreements--are agreements by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or a recognized securities dealer) to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Fund to earn a return on temporarily available cash at no market risk except the risk that the seller will be unable to pay the agreed upon sum upon the delivery date and, in the event of default by the seller because of bankruptcy or otherwise, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

  Certificates of Deposit--are generally certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity, usually at 30, 90 or 180 day intervals ("coupon dates") based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Typically, dealers selling variable rate certificates of deposit agree to repurchase such instruments, at the purchaser's option, at par on the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by the various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. Variable rate certificates of deposit may be sold in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate at the time of issue than comparable fixed rate certificates of deposit.

  Bankers' Acceptance--are short-term credit instruments issued by corporations to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity. These instruments reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

  Commercial Paper--refers to promissory notes issued by corporations to finance their short-term credit needs.

  Corporate Obligations--include bonds and notes issued by corporations in order to finance longer term credit needs.

COMMERCIAL PAPER RATINGS

  The rating A-1 is the highest rating assigned by Standard & Poor's Corporation ("S&P") to commercial paper which is considered by S&P to have the following characteristics: liquidity ratios of the issuer are adequate to meet cash requirements; long-term senior debt is rated "A" or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; the reliability and quality of management are unquestioned.

  The rating A-2 is the second highest rating assigned by Standard & Poor's Corporation. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

  The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated P-1 have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

  The rating P-2 is the second highest commercial paper rating assigned by Moody's. Issuers rated P-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

CORPORATE BOND RATINGS

  Moody's Investors Service, Inc. describes its five highest ratings for corporate bonds as follows:

  Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge'. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

  Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well as assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  Standard & Poor's Corporation describes its ratings for corporate bonds as follows:

  AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

  AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

  A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

  BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

  BB, B, CCC, C -- Bonds rated BB, B, CCC, C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

  (a) Financial Statements.

  The following financial statements are filed as part of this Registration Statement.

  Included in Part A--Prospectus of the Registration Statement:

    Condensed Financial Information

  Included in Part B--Statement of Additional Information of the Registration
Statement:

      Report of Independent Accountants
      Schedules of Investments as of December 31, 1994
      Statements of Assets and Liabilities, December 31, 1994
      Statements of Operations for the Year Ended December 31, 1994 Statements of Changes in Net Assets for the Year Ended December 31, 1994
      Statements of Changes in Net Assets for the Year Ended December 31,
      1993
      Notes to Financial Statements, December 31, 1994

  (b) Exhibits

  The following exhibits are filed herewith:

 1.a.    Articles of Incorporation of the Market Street Fund, Inc. (the
         "Fund")(1)
 1.b.    Articles Supplementary(2)
 1.c.    Articles Supplementary(3)
 2.a.    By-Laws of the Fund(1)
 2.b.    Amendment to By-Laws(2)
 3.      Inapplicable
 4.      Form of Certificate for Shares of Common Stock of the Fund(4)
 5.a.    Investment Advisory Agreement between the Fund and Newbold's Asset
         Management, Inc.(5)
 5.b.    Investment Advisory Agreement between the Fund and Providentmutual
         Investment Management Company(2)
 5.c.(1) Investment Advisory Agreement between the Fund and Sentinel Advisors
         Company(10)
 5.c.(2) Amendment to Investment Advisory Agreement between the Fund and
         Sentinel Advisors Company
 5.d.    Investment Advisory Agreement between the Fund and Providentmutual
         Investment Management Company (PIMC) with respect to International
         Portfolio(3)
 5.e.    Sub-Investment Advisory Agreement between PIMC and The Boston Company
         Asset Management, Inc.(10)
 6.a.    Distribution Agreement between the Fund and PML Securities Company(6)
 6.b.    Amendments to Distribution Agreement between the Fund and PML
         Securities Company(2)
 6.c.    Amendment to Distribution Agreement between the Fund and PML
         Securities Company(3)
 7.      Inapplicable
 8.a.    Custodian Agreement between the Fund and Provident National Bank(7)
 8.b.    Amendments to Custodian Agreement between the Fund and Provident
         National Bank(2)
 8.c.    Amendment to Custodian Agreement between the Fund and Provident
         National Bank(3)
 9.a.    Agreement and Plan of Reorganization among PVLICO, Providentmutual
         Variable Life Growth Account, Providentmutual Variable Life Money
         Market Account, Providentmutual Variable Life Bond Account and the
         Fund(1)
 9.b.(1) Reimbursement Agreement between Provident Mutual Life Insurance
         Company of Philadelphia and the Fund(3)
 9.b.(2) Reimbursement Agreement between National Life Insurance Company and the Fund
 9.c.    Administration Agreement between the Fund and Provident Institutional
         Management Corporation(7)
 9.d.    Amendments to Administration Agreement between the Fund and Provident
         Financial Processing Corporation (PFPC)(2)

9.e.     Amendment to Administration Agreement between the Fund and Provident Financial Processing
         Corporation (2)
9.f.     Transfer Agency Agreement between the Fund and PFPC, as amended (2)
9.g.(1)  Participation Agreement among Market Street Fund, Inc., Provident Mutual Life Insurance
         Company and PML Securities Company (9)
9.g.(2)  Participation Agreement among Market Street Fund, Inc., Providentmutual Life and Annuity
         Company of America and PML Securities Company (8)
9.g.(3)  Participation Agreement among Market Street Fund, Inc., National Life Insurance Company
         and PML Securities Company.
10.      Opinion of Linda E. Senker, Esquire
11.a.    Consent of Messrs. Sutherland, Asbill & Brennan
11.b.    Consent of Auditors
12.      Inapplicable
13.a.    See Number 9.a. above
13.b.    Investment Letter from National Life Insurance Company
14.      Inapplicable
15.      Inapplicable
16.      Inapplicable
17.      Financial Data Schedule (11)
18.      Inapplicable
19.      Power of Attorney (1) and (4)

--------
(1) Incorporated herein by reference to the initial Form N-1A Registration Statement of the Market Street Fund, Inc., File No. 2-98755, filed on July 1, 1985.
(2) Incorporated herein by reference to Post-Effective Amendment No. 4 filed on March 2, 1989, File No. 2-98755.
(3) Incorporated herein by reference to Post-Effective Amendment No. 7 filed on August 30, 1991, File No. 2-98755.
(4) Incorporated herein by reference to Pre-Effective Amendment No. 2 filed on December 16, 1985, File No. 2-98755.
(5) Incorporated herein by reference to Post-Effective Amendment No. 6 filed on May 1, 1991, File No.2-98755.
(6) Incorporated herein by reference to Pre-Effective Amendment No. 1 filed on November 19, 1985, File No. 2-98755.
(7) Incorporated herein by reference to Post-Effective Amendment No. 1 filed on May 1, 1986, File No.2-98755.
(8) Incorporated herein by reference to Post-Effective Amendment No. 8 filed on May 1, 1992, File No.2-98755.
(9) Incorporated herein by reference to Post-Effective Amendment No. 8 to Form S-6 Registration Statement filed on May 1, 1992, File No. 33-2625.
(10)Incorporated herein by reference to Post-Effective Amendment No. 11 filed on April 28, 1995, File No. 2-98755.
(11)To be filed by amendment.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

  Currently, shares of the Fund are sold to separate accounts of Provident Mutual Life Insurance Company ("Provident Mutual") and Providentmutual Life and Annuity Company of America ("PLACA") to fund the benefits under certain variable life insurance policies and variable annuity contracts issued or assumed by Provident Mutual or PLACA.

  No person has the direct or indirect power to control Provident Mutual except insofar as he or she may have such power by virtue of his or her capacity as a director or executive officer thereof. As a mutual life insurance company, Provident Mutual has no stockholders. Its Board of Directors is elected by the Policyholders. PLACA is a wholly-owned subsidiary of Provident Mutual.

  Currently, shares of the Fund are sold to separate accounts of National Life Insurance Company ("NLIC") to fund the benefits under certain variable life insurance policies issued by NLIC.

            [PROVIDE INFORMATION ON NATIONAL LIFE INSURANCE COMPANY]

  Set forth below is a diagram of persons controlled by or under common control with the Registrant.*

ITEM 26. NUMBER OF HOLDERS OF SECURITIES

                                                       NUMBER OF RECORD
       TITLE OF CLASS                           HOLDERS AS OF DECEMBER 31, 1995
       --------------                           -------------------------------
   Growth Portfolio............................                 4
   Money Market Portfolio......................                 4
   Bond Portfolio..............................                 4
   Managed Portfolio...........................                 4
   Aggressive Growth Portfolio.................                 4
   International Portfolio.....................                 4
   Sentinel Growth Portfolio...................                 0
   Common Stock Portfolio......................                 0

ITEM 27. INDEMNIFICATION

  Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee ("corporate representative") of the registrant, except a proceeding brought by or on the behalf of the registrant, the registrant may indemnify the corporate representative against expenses, including attorneys' fees and judgments, fines, and amounts paid in settlement actually and reasonably incurred by the corporate representative in connection with the proceeding, if:
(i) he acted in good faith and in a manner he reasonably believed to be in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the registrant; and (ii) with respect to any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. The registrant is also authorized under section 2-418 of the Maryland General Corporation Law to indemnify a corporate representative under certain circumstances against expenses incurred in connection with the defense of a suit or action by or in the right of the registrant.

  The By-laws of the Fund (Exhibit (2) of this Registration Statement) provide that the Fund may indemnify its corporate representatives in a manner that is consistent with the laws of the State of Maryland. The By-laws preclude indemnification for "disabling conduct" (willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of office) and sets forth reasonable and fair means for determining whether indemnification shall be made.

  See item 32(c) for information regarding indemnification for liabilities arising under the Securities Act of 1933.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

  The directors and officers of Providentmutual Investment Management Company
(PIMC) also serve as officers of Provident Mutual.

ITEM 29. PRINCIPAL UNDERWRITERS

  a. PML Securities Company (PML Securities) is principal underwriter for the Fund.

  b. Set forth below is certain information regarding the directors and officers of PML Securities, the principal underwriter to the Fund. Unless otherwise stated, the business address of the persons whose names appear below is Christiana Executive Campus, P. O. Box 15626, Wilmington, Delaware 19850.

                                     (2)                                  (3)
                                POSITIONS AND                        POSITIONS AND
          (1)                   OFFICES WITH                         OFFICES WITH
          NAME              PRINCIPAL UNDERWRITER                     REGISTRANT
          ----            -------------------------                  -------------
Stanley R. Reber*.......  Director                  Chairman, President and Chief Executive Officer
John R. McClelland*.....  Director                  None
Gerald B. Beam*.........  Director                  None
L. J. Rowell, Jr.*......  Director                  None
Robert W. Kloss*........  Director                  None
Charlene Parsons*.......  Director                  None
Lance A. Reihl**........  President                 None
Anthony G. Mastrangelo*.  Financial Officer         None
Linda E. Senker*........  Legal Officer & Secretary Secretary
Rosanne Gatta*..........  Treasurer                 Treasurer and Comptroller
W. Price Loesche*.......  Assistant Secretary       None

--------
 * 1600 Market Street, Philadelphia, PA 19103.
** 220 Continental Drive, Newark, DE 19713.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

  The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by the Fund and Providentmutual Investment Management Company at 1600 Market Street, Philadelphia, Pennsylvania 19103, by Newbold's Asset Management, Inc. at 937 Haverford Road, Bryn Mawr, Pennsylvania 19010, by Sentinel Advisors Company at National Life Drive, Montpelier, Vermont 05604, by Provident National Bank at Broad & Chestnut Streets, Philadelphia, Pennsylvania 19101, or by PFPC at 103 Bellevue Parkway, Wilmington, Delaware 19809, or for the International Portfolio by Citibank, N.A. 111 Wall Street, New York, New York 10043.

ITEM 31. MANAGEMENT SERVICES

  Inapplicable.

ITEM 32. UNDERTAKINGS

  a. Inapplicable.

  b. Inapplicable.

  c. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

  d. Insofar as any information required to be provided is contained in the Fund's latest annual report, the Fund hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of such annual report, upon request and without charge.

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN
THE CITY OF PHILADELPHIA, COMMONWEALTH OF PENNSYLVANIA ON THIS    DAY OF
JANUARY 1996.

                                          Market Street Fund, Inc.

                                          By:__________________________________
                                                STANLEY R. REBER PRESIDENT

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

             SIGNATURES                         TITLE                DATE

                                        Chairman and           January  , 1996
-------------------------------------    President
          STANLEY R. REBER               (Principal
                                         Executive Officer)

                                        Treasurer and          January  , 1996
-------------------------------------    Comptroller
            ROSANNE GATTA                (Principal
                                         Financial and
                                         Accounting Officer)

                                        Director               January  , 1996
-------------------------------------
            DR. ALAN GART

                                        Director               January  , 1996
-------------------------------------
       DR. A. GILBERT HEEBNER

                                        Director               January  , 1996
-------------------------------------
          EDWARD S. STOUCH

*By__________________________________
 ATTORNEY-IN-FACT, PURSUANT TO POWER
             OF ATTORNEY